                                 CMBS NEW ISSUE
                              COLLATERAL TERM SHEET
                              ---------------------
                                 $1,516,408,000
                       (APPROXIMATE OFFERED CERTIFICATES)
                                 $1,643,803,744
                     (APPROXIMATE TOTAL COLLATERAL BALANCE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1
                              ---------------------
                       GE COMMERCIAL MORTGAGE CORPORATION,
                              SERIES 2006-C1 TRUST
                                AS ISSUING ENTITY
                      GENERAL ELECTRIC CAPITAL CORPORATION
                      BANK OF AMERICA, NATIONAL ASSOCIATION
                       GERMAN AMERICAN CAPITAL CORPORATION
                      AS SPONSORS AND MORTGAGE LOAN SELLERS
                              ---------------------

---------------------------------------------------------------------------------------------------------------------------------
                 INITIAL          INITIAL                                          WEIGHTED                     ASSUMED FINAL
               CERTIFICATE      PASS-THROUGH       RATINGS     SUBORDINATION        AVERAGE      PRINCIPAL       DISTRIBUTION
    CLASS       BALANCE(1)    RATE (APPROX.)(4)  (S&P/FITCH)      LEVELS        LIFE (YRS.)(2)   WINDOW(2)         DATE(3)
---------------------------------------------------------------------------------------------------------------------------------

   A-1(5)       $49,250,000                %       AAA/AAA        30.000%(6)        3.02            1 - 55     October 10, 2010
---------------------------------------------------------------------------------------------------------------------------------
   A-2(5)       $55,200,000                %       AAA/AAA        30.000%(6)        4.67           55 - 60      March 10, 2011
---------------------------------------------------------------------------------------------------------------------------------
   A-3(5)       $47,879,000                %       AAA/AAA        30.000%(6)        7.29           82 - 96      March 10, 2014
---------------------------------------------------------------------------------------------------------------------------------
   A-AB(5)      $54,760,000                %       AAA/AAA        30.000%(6)        7.19          60 - 113     August 10, 2015
---------------------------------------------------------------------------------------------------------------------------------
   A-4(5)      $641,610,000                %       AAA/AAA        30.000%(6)        9.66         113 - 118     January 10, 2016
---------------------------------------------------------------------------------------------------------------------------------
   A-1A(5)     $301,963,000                %       AAA/AAA        30.000%(6)        8.96           1 - 118     January 10, 2016
---------------------------------------------------------------------------------------------------------------------------------
     A-M       $164,380,000                %       AAA/AAA        20.000%           9.85         118 - 119    February 10, 2016
---------------------------------------------------------------------------------------------------------------------------------
     A-J       $149,998,000                %       AAA/AAA        10.875%           9.92         119 - 120      March 10, 2016
---------------------------------------------------------------------------------------------------------------------------------
      B         $36,985,000                %        AA/AA          8.625%           9.96         120 - 120      March 10, 2016
---------------------------------------------------------------------------------------------------------------------------------
      C         $14,383,000                %       AA-/AA-         7.750%           9.96         120 - 120      March 10, 2016
---------------------------------------------------------------------------------------------------------------------------------

(Footnotes to table begin on page 3)

BANC OF AMERICA SECURITIES LLC                          DEUTSCHE BANK SECURITIES

Co-Lead and Joint Bookrunning Manager      Co-Lead and Joint Bookrunning Manager

CREDIT SUISSE                       JPMORGAN                 MERRILL LYNCH & CO.
Co-Manager                         Co-Manager                         Co-Manager

                                                                   March 3, 2006

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1

TRANSACTION FEATURES

>     Sellers:

--------------------------------------------------------------------------------------
                                             NO. OF        CUT-OFF DATE
                SELLERS                      LOANS           BALANCE         % OF POOL
--------------------------------------------------------------------------------------

General Electric Capital Corporation          100         $  747,242,228       45.46%
Bank of America, National Association          25            535,791,131       32.59
German American Capital Corporation            21            360,770,385       21.95
--------------------------------------------------------------------------------------
TOTAL:                                        146         $1,643,803,744      100.00%
--------------------------------------------------------------------------------------

>     Loan Pool:

      o   Average Cut-off Date balance: $11,258,930.

      o   Largest mortgage loan or cross-collateralized group by Cut-off Date balance: $190,000,000.

      o   Five largest and ten largest loans or cross-collateralized groups:
          32.09% and 43.11% of pool (Cut-off Date balance), respectively.

>     Credit Statistics:

      o   Weighted average underwritten DSCR of 1.80x.

      o   Weighted average Cut-off Date LTV ratio of 63.03%; weighted average balloon LTV ratio of 57.37%.

>     Property Types:

                               [GRAPHIC OMITTED]

>     Call Protection (as applicable):

      o   83.09% of the pool (Cut-off Date balance) has a lockout period ranging from 24 to 31 payments from origination, then defeasance.

      o   14.31% of the pool (Cut-off Date balance) has a lockout period ranging from 13 to 48 payments from origination, then yield maintenance.

      o   2.30% of the pool (Cut-off balance) has a lockout period ranging from
          26 to 27 payments from origination, then defeasance or yield maintenance.

      o   0.30% of the pool (Cut-off Date balance) has a lockout period of 26 payments from origination, then defeasance, then yield maintenance.

>     Bond Information: Cash flows are expected to be modeled by TREPP and INTEX and are expected to be available on BLOOMBERG.

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                        2

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1

OFFERED CERTIFICATES

------------------------------------------------------------------------------------------------------------------------------------
                 INITIAL                                         WEIGHTED                    ASSUMED FINAL            INITIAL
               CERTIFICATE      SUBORDINATION     RATINGS         AVERAGE      PRINCIPAL      DISTRIBUTION          PASS-THROUGH
 CLASS         BALANCE(1)          LEVELS       (S&P/FITCH)   LIFE (YRS.)(2)   WINDOW(2)        DATE(3)          RATE (APPROX.)(4)
------------------------------------------------------------------------------------------------------------------------------------

 A-1(5)      $  49,250,000        30.000%(6)      AAA/AAA          3.02          1 - 55     October 10, 2010%
------------------------------------------------------------------------------------------------------------------------------------
 A-2(5)      $  55,200,000        30.000%(6)      AAA/AAA          4.67         55 - 60      March 10, 2011%
------------------------------------------------------------------------------------------------------------------------------------
 A-3(5)      $  47,879,000        30.000%(6)      AAA/AAA          7.29         82 - 96      March 10, 2014%
------------------------------------------------------------------------------------------------------------------------------------
 A-AB(5)     $  54,760,000        30.000%(6)      AAA/AAA          7.19         60 - 113     August 10, 2015%
------------------------------------------------------------------------------------------------------------------------------------
 A-4(5)      $ 641,610,000        30.000%(6)      AAA/AAA          9.66        113 - 118    January 10, 2016%
------------------------------------------------------------------------------------------------------------------------------------
 A-1A(5)     $ 301,963,000        30.000%(6)      AAA/AAA          8.96         1 - 118     January 10, 2016%
------------------------------------------------------------------------------------------------------------------------------------
   A-M       $ 164,380,000        20.000%         AAA/AAA          9.85        118 - 119    February 10, 2016%
------------------------------------------------------------------------------------------------------------------------------------
   A-J       $ 149,998,000        10.875%         AAA/AAA          9.92        119 - 120     March 10, 2016%
------------------------------------------------------------------------------------------------------------------------------------
    B        $  36,985,000         8.625%          AA/AA           9.96        120 - 120     March 10, 2016%
------------------------------------------------------------------------------------------------------------------------------------
    C        $  14,383,000         7.750%        AA--/AA--         9.96        120 - 120     March 10, 2016%
------------------------------------------------------------------------------------------------------------------------------------

PRIVATE CERTIFICATES(7)

------------------------------------------------------------------------------------------------------------------------------------
                 INITIAL
               CERTIFICATE                                      WEIGHTED                       ASSUMED FINAL          INITIAL
               BALANCE OR       SUBORDINATION     RATINGS        AVERAGE        PRINCIPAL      DISTRIBUTION         PASS-THROUGH
 CLASS     NOTIONAL AMOUNT(1)      LEVELS       (S&P/FITCH)   LIFE (YRS.)(2)   WINDOW (2)        DATE(3)         RATE (APPROX.)(4)
------------------------------------------------------------------------------------------------------------------------------------

   X-W       $1,643,803,743        N/A            AAA/AAA         N/A              N/A            N/A                    %(8)
------------------------------------------------------------------------------------------------------------------------------------
    D        $   24,658,000       6.250%            A/A           9.96          120 - 120     March 10, 2016%
------------------------------------------------------------------------------------------------------------------------------------
    E        $   14,383,000       5.375%          A--/A--         9.96          120 - 120     March 10, 2016%
------------------------------------------------------------------------------------------------------------------------------------
    F        $   14,383,000       4.500%         BBB+/BBB+        9.96          120 - 120     March 10, 2016%
------------------------------------------------------------------------------------------------------------------------------------
    G        $   14,383,000       3.625%          BBB/BBB         9.96          120 - 120     March 10, 2016%
------------------------------------------------------------------------------------------------------------------------------------
    H        $   14,384,000       2.750%        BBB--/BBB--       9.96          120 - 120     March 10, 2016%
------------------------------------------------------------------------------------------------------------------------------------
    J        $    6,164,000       2.375%          BB+/BB+         9.96          120 - 120     March 10, 2016%
------------------------------------------------------------------------------------------------------------------------------------
    K        $    6,164,000       2.000%           BB/BB          10.04         120 - 121     April 10, 2016%
------------------------------------------------------------------------------------------------------------------------------------
    L        $    6,164,000       1.625%         BB--/BB--        10.05         121 - 121     April 10, 2016%
------------------------------------------------------------------------------------------------------------------------------------
    M        $    2,055,000       1.500%           B+/B+          10.05         121 - 121     April 10, 2016%
------------------------------------------------------------------------------------------------------------------------------------
    N        $    4,110,000       1.250%            B/B           10.05         121 - 121     April 10, 2016%
------------------------------------------------------------------------------------------------------------------------------------
    O        $    2,054,000       1.125%          B--/B--         10.05         121 - 121     April 10, 2016%
------------------------------------------------------------------------------------------------------------------------------------
    P        $   18,493,743       0.000%         Not Rated        10.64         121 - 177   December 10, 2020%
------------------------------------------------------------------------------------------------------------------------------------

(1)   Approximate, subject to a permitted variance of plus or minus 5%.

(2)   The weighted average life and period during which distributions of principal would be received set forth in the foregoing table with respect to each class of certificates is based on the assumptions set forth under
      "Yield and Maturity Considerations--Weighted Average Life" in the
      prospectus supplement and on the assumptions that there are no prepayments
      (other than on each anticipated prepayment date, if any) or losses on the mortgage loans and that there are no extensions of maturity dates of mortgage loans. The weighted average life has been rounded to the second decimal place.

(3)   The assumed final distribution dates set forth in the prospectus supplement have been determined on the basis of the assumptions described in "Description of the Certificates--Assumed Final Distribution Date;
      Rated Final Distribution Date" in the prospectus supplement and on the assumptions that there are no prepayments (other than on each anticipated prepayment date, if any) or losses on the mortgage loans and that there are no extensions of maturity dates of mortgage loans. The rated final distribution date for each class of certificates is the distribution date in March 2044, which is the first distribution date after the 36th month following the end of the stated amortization term for the mortgage loan that, as of the Cut-off Date, will have the longest remaining amortization term. See "Description of the Certificates--Assumed Final Distribution
      Date; Rated Final Distribution Date" in the prospectus supplement.

(4)   The Class A-1, A-2, A-3, A-AB, A-4, A-1A, A-M, A-J, B, C, D, E, F, G and H
      certificates will each accrue interest at either (i) a fixed rate, (ii) a fixed rate subject to a cap at the weighted average of the net mortgage interest rates of the mortgage loans, (iii) a rate equal to the weighted average of the net mortgage interest rates of the mortgage loans less a specified percentage or (iv) a rate equal to the weighted average of the net mortgage interest rates of the mortgage loans. The Class J, K, L, M,
      N, O and P certificates will each accrue interest at a fixed rate subject to a cap at the weighted average of the net mortgage interest rates of the mortgage loans.

(5)   For purposes of making distributions to the Class A-1, A-2, A-3, A-AB, A-4 and A-1A certificates, the pool of mortgage loans will be deemed to consist of two distinct Loan Groups, Loan Group 1 and Loan Group 2. Loan
      Group 1 will consist of 121 mortgage loans, representing approximately
      81.63% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date. Loan Group 2 will consist of 25 mortgage loans, representing approximately 18.37% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date. Loan Group 2 will include 90.42% of the aggregate principal balance of all the mortgage loans secured by multifamily properties and approximately 24.78% of the mortgage loans secured by manufactured housing properties as of the
      Cut-off Date.

      So long as funds are sufficient on any distribution date to make distributions of all interest on such distribution date to the A-1, A-2,
      A-3, A-AB, A-4, A-1A and X-W certificates, interest distributions on the
      Class A-1, A-2, A-3, A-AB and A-4 certificates will be based upon amounts available relating to mortgage loans in Loan Group 1 and interest distributions on the Class A-1A certificates will be based upon amounts available relating to mortgage loans in Loan Group 2. In addition, generally, the Class A-1, A-2, A-3, A-AB and Class A-4 certificates will be entitled to receive distributions of principal collected or advanced in respect of mortgage loans in Loan Group 1 and, after the certificate principal balance of the Class A-1A certificates has been reduced to zero, distributions of principal collected or advanced in respect of mortgage loans in Loan Group 2. The Class A-1A certificates will be entitled to receive distributions of principal collected or advanced in respect of mortgage loans in Loan Group 2 and, after the certificate principal balance of the Class A-4 certificates has been reduced to zero, distributions of principal collected or advanced in respect of mortgage loans in Loan Group 1. However, on and after any distribution date on which the certificate principal balances of the Class A-M and Class A-J through Class P certificates have been reduced to zero, distributions of principal collected or advanced in respect of the pool of mortgage loans will be distributed to the Class A-1, A-2, A-3, A-AB, A-4 and A-1A certificates, pro rata.

(6)   Represents the approximate credit support for the Class A-1, A-2, A-3,
      A-AB, A-4 and A-1A certificates in the aggregate.

(7)   Certificates to be offered privately pursuant to Rule 144A and Regulation
      S.

(8)   The aggregate amount of interest accrued on the Class X-W certificates will generally be equal to interest accrued on the stated principal balance of the mortgage loans at the excess, if any, of (1) the weighted average of the net mortgage interest rates of the mortgage loans determined without regard to any reductions in the interest rate resulting from modification of the mortgage loans (in each case converted to a rate expressed on the basis of a 360-day year consisting of twelve 30-day months), over (2) the weighted average of the pass-through rates of the other certificates (other than the Class S certificates and the residual certificates) as described in the prospectus supplement. The pass-through rate on the Class X-W certificates will be based on the weighted average of the interest strip rates of the components of the Class X-W certificates, which will be based on the net mortgage rates applicable to the mortgage loans as of the preceding distribution date minus the pass-through rates of such components. See "Description of the
      Certificates--Distributions" in the prospectus supplement.

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                        3

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1

I. ISSUE CHARACTERISTICS

     ISSUE TYPE:                        Public: Classes A-1, A-2, A-3, A-AB, A-4, A-1A, A-M, A-J, B and C (the "Offered
                                        Certificates").

                                        Private (Rule 144A, Regulation S): Classes X-W, D, E, F, G, H, J, K, L, M, N, O and P.

     SECURITIES OFFERED:                $1,516,408,000 monthly pay, multi-class, sequential pay commercial mortgage REMIC
                                        Pass-Through Certificates, consisting of ten principal and interest classes (Classes
                                        A-1, A-2, A-3, A-AB, A-4, A-1A, A-M, A-J, B and C).

     MORTGAGE POOL:                     The mortgage pool consists of 146 mortgage loans with an aggregate balance as of the
                                        Cut-off Date of $1,643,803,744. The mortgage loans are secured by 868 properties located throughout 40 states. The mortgage pool will be deemed to consist of 2 loan groups ("Loan Group 1" and "Loan Group 2"). Loan Group 1 will consist of (i) all of the mortgage loans that are not secured by mortgaged properties that are multifamily properties and/or manufactured housing properties and (ii) 10 mortgage loans that are secured by 14 mortgaged properties that are multifamily properties or manufactured housing properties. Loan Group 1 is expected to consist of 121 mortgage loans, with an aggregate balance as of the Cut-off Date of $1,341,840,642. Loan Group 2 will consist of 20 mortgage loans that are secured by 21 mortgaged properties that are multifamily properties and five mortgage loans that are secured by five mortgaged properties that are manufactured housing properties. Loan Group 2 is expected to consist of 25 mortgage loans, with an aggregate balance as of the Cut-off Date of
                                        $301,963,102.

     DEPOSITOR:                         GE Commercial Mortgage Corporation.

     ISSUING ENTITY:                    GE Commercial Mortgage Corporation, Series 2006-C1 Trust.

     SELLERS:                           General Electric Capital Corporation ("GECC"); Bank of America, National Association
                                        ("BofA"); German American Capital Corporation ("GACC"). Each of the Sellers will also be a Sponsor.

     CO-LEAD BOOKRUNNING MANAGERS:      Banc of America Securities LLC and Deutsche Bank Securities Inc.

     MASTER SERVICER:                   Wachovia Bank, National Association, a national banking association. The master servicer will be responsible for the servicing of all of the mortgage loans, except that the 277 Park Avenue Loan and KinderCare Portfolio Loan will be serviced by Bank of America, National Association pursuant to the terms of the pooling and servicing agreement relating to the Banc of America Commercial Mortgage Inc. Commercial
                                        Mortgage Pass-Through Certificates, Series 2005-6 and the James Center Loan will be serviced by GMAC Commercial Mortgage Corporation pursuant to the terms of the pooling and servicing agreement relating to the GMAC Commercial Mortgage Securities, Inc.
                                        Mortgage Pass-Through Certificates, Series 2006-C1.

     SPECIAL SERVICER:                  LNR Partners, Inc., a Florida corporation. The special servicer will initially be responsible for the special servicing of the mortgage loans, except that the James
                                        Center Loan will be specially serviced by CWCapital Asset Management LLC pursuant to the terms of the pooling and servicing agreement relating to the GMACCM 2006-C1
                                        Mortgage Pass-Through Certificates. LNR Partners, Inc. will act as special servicer for the 277 Park Avenue Loan and the KinderCare Portfolio Loan pursuant to the terms of the pooling and servicing agreement relating to the Banc of America Commercial
                                        Mortgage Inc. Commercial Mortgage Pass-Through Certificates, Series 2005-6.

     TRUSTEE:                           LaSalle Bank National Association.

     CUT-OFF DATE:                      With respect to each mortgage loan, the later of March 1, 2006 or the date origination of such mortgage loan. March 23, 2006

     EXPECTED CLOSING DATE:             The 10th day of each month or, if such 10th day is not a business day, the business day immediately DISTRIBUTION DATES: following such 10th day, beginning in April 2006.

     MINIMUM DENOMINATIONS:             $10,000 for the Offered Certificates and in multiples of $1 thereafter.

     SETTLEMENT TERMS:                  DTC, Euroclear and Clearstream, same day funds, with accrued interest.

     ERISA / SMMEA STATUS:              The Offered Certificates are expected to be ERISA eligible. No Class of Certificates is SMMEA eligible.

     RATING AGENCIES:                   The Offered Certificates will be rated by Standard & Poor's Ratings Services, a
                                        Division of the McGraw-Hill Companies, Inc. ("S&P") and Fitch, Inc. ("Fitch").

     RISK FACTORS:                      THE CERTIFICATES INVOLVE CERTAIN RISKS AND MAY NOT BE SUITABLE FOR ALL INVESTORS. SEE
                                        THE "RISK FACTORS" SECTION OF THE PROSPECTUS SUPPLEMENT AND THE "RISK FACTORS"
                                        SECTION OF THE PROSPECTUS.

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                        4

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1

II. FULL COLLATERAL CHARACTERISTICS

CUT-OFF DATE BALANCE ($)
------------------------------------------------------------------------------
                                       NO. OF        AGGREGATE
                                     MORTGAGE     CUT-OFF DATE         % OF
                                        LOANS      BALANCE ($)         POOL
------------------------------------------------------------------------------
1,395,001 - 4,999,999                   60         205,148,070        12.48
5,000,000 - 9,999,999                   48         333,035,927        20.26
10,000,000 - 14,999,999                 16         192,972,472        11.74
15,000,000 - 19,999,999                  6         105,322,596         6.41
20,000,000 - 24,999,999                  4          94,965,000         5.78
25,000,000 - 29,999,999                  4         115,324,000         7.02
30,000,000 - 34,999,999                  1          30,320,000         1.84
35,000,000 - 39,999,999                  1          35,000,000         2.13
40,000,000 - 44,999,999                  1          42,090,680         2.56
45,000,000 - 54,999,999                  3         149,999,999         9.13
55,000,000 - 190,000,000                 2         339,625,000        20.66
------------------------------------------------------------------------------
TOTAL                                  146       1,643,803,744       100.00
------------------------------------------------------------------------------
Min: 1,395,001        Max: 190,000,000       Avg: 11,258,930
------------------------------------------------------------------------------

LOCATION
------------------------------------------------------------------------------
                                       NO. OF        AGGREGATE
                                    MORTGAGED     CUT-OFF DATE         % OF
                                   PROPERTIES      BALANCE ($)         POOL
------------------------------------------------------------------------------
California                              93         266,188,876        16.19
   Southern                             55         151,100,598         9.19
   Northern                             38         115,088,277         7.00
New York                                11         255,706,967        15.56
Florida                                 68         152,094,236         9.25
Georgia                                 27         109,516,154         6.66
Colorado                                27         100,014,659         6.08
Virginia                                58          99,751,124         6.07
Texas                                   68          84,342,544         5.13
Other States(a)                        516         576,189,184        35.05
------------------------------------------------------------------------------
TOTAL                                  868       1,643,803,744       100.00
------------------------------------------------------------------------------

(a) Includes 33 states.

PROPERTY TYPE
------------------------------------------------------------------------------
                                       NO. OF        AGGREGATE
                                    MORTGAGED     CUT-OFF DATE         % OF
                                   PROPERTIES      BALANCE ($)         POOL
------------------------------------------------------------------------------
Office                                  13         399,773,556        24.32
Multifamily                             40         383,022,236        23.30
   Multifamily                          24         315,410,752        19.19
   Manufactured Housing                 16          67,611,484         4.11
Retail                                  39         290,674,876        17.68
Self Storage                            47         222,902,436        13.56
Other                                  713         149,625,000         9.10
Hotel                                   11         142,927,121         8.69
Industrial                               4          47,588,133         2.90
Mixed Use                                1           7,290,385         0.44
------------------------------------------------------------------------------
TOTAL                                  868       1,643,803,744       100.00
------------------------------------------------------------------------------

MORTGAGE RATE (%)
------------------------------------------------------------------------------
                                       NO. OF        AGGREGATE
                                     MORTGAGE     CUT-OFF DATE         % OF
                                        LOANS      BALANCE ($)         POOL
------------------------------------------------------------------------------
4.495 - 4.999                            1         190,000,000        11.56
5.000 - 5.399                           35         503,075,179        30.60
5.400 - 5.799                           96         847,653,382        51.57
5.800 - 5.999                           12          92,221,486         5.61
6.000 - 6.110                            2          10,853,696         0.66
------------------------------------------------------------------------------
TOTAL                                  146       1,643,803,744       100.00
------------------------------------------------------------------------------
Min: 4.495            Max: 6.110             Wtd. Avg: 5.380
------------------------------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY (MOS)
------------------------------------------------------------------------------
                                       NO. OF        AGGREGATE
                                     MORTGAGE     CUT-OFF DATE         % OF
                                        LOANS      BALANCE ($)         POOL
------------------------------------------------------------------------------
60 - 60                                  7         102,006,811         6.21
61 - 85                                  4          24,872,881         1.51
86 - 120                               132       1,473,933,451        89.67
121 - 180                                3          42,990,600         2.62
TOTAL                                  146       1,643,803,744       100.00
------------------------------------------------------------------------------
Min: 60               Max: 180               Wtd. Avg: 116
------------------------------------------------------------------------------

REMAINING TERM TO STATED MATURITY (MOS)
------------------------------------------------------------------------------
                                       NO. OF        AGGREGATE
                                     MORTGAGE     CUT-OFF DATE         % OF
                                        LOANS      BALANCE ($)         POOL
------------------------------------------------------------------------------
55 - 60                                  7         102,006,811         6.21
61 - 85                                  4          24,872,881         1.51
86 - 120                               132       1,473,933,451        89.67
121 - 177                                3          42,990,600         2.62
------------------------------------------------------------------------------
TOTAL                                  146       1,643,803,744       100.00
------------------------------------------------------------------------------
Min: 55               Max: 177               Wtd. Avg: 113
------------------------------------------------------------------------------

LOANS WITH RESERVE REQUIREMENTS(A)
------------------------------------------------------------------------------
                                       NO. OF        AGGREGATE
                                     MORTGAGE     CUT-OFF DATE         % OF
                                        LOANS      BALANCE ($)         POOL
------------------------------------------------------------------------------
Replacement                            105       1,048,980,963        63.81
Taxes                                  114       1,087,397,715        66.15
Insurance                               94         926,206,475        56.35
TI/LC(b)                                33         424,818,541        57.56
Other(c)                                29         296,346,407        18.03
Engineering                             47         660,044,167        40.15
LOC                                     10         291,398,375        17.73
------------------------------------------------------------------------------

(a)   Includes upfront or on-going reserves including LOCs in lieu thereof.

(b)   Percentage based only on portion of pool secured by retail office, industrial and mixed use properties.

(c)   Generally consists of tenant reserves and holdbacks.

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)(A)
------------------------------------------------------------------------------
                                       NO. OF        AGGREGATE
                                     MORTGAGE     CUT-OFF DATE         % OF
                                        LOANS      BALANCE ($)         POOL
------------------------------------------------------------------------------
21.20 - 44.99                            9         387,458,669        23.57
45.00 - 49.99                            4          59,324,264         3.61
50.00 - 54.99                           10          43,824,828         2.67
55.00 - 59.99                            9          54,793,803         3.33
60.00 - 64.99                           17         123,332,730         7.50
65.00 - 69.99                           19         213,416,575        12.98
70.00 - 74.99                           40         364,847,116        22.20
75.00 - 79.99                           35         371,765,758        22.62
80.00                                    3          25,040,000         1.52
------------------------------------------------------------------------------
TOTAL                                  146       1,643,803,744       100.00
------------------------------------------------------------------------------
Min: 21.20            Max: 80.00             Wtd. Avg: 63.03
------------------------------------------------------------------------------

(a)   Calculated on mortgage loan balances after netting out a reverse earnout for three mortgage loans, representing 2.4% of the principal balance of the pool of mortgage loans as of the Cut-off Date.

LOAN-TO-VALUE RATIO AT MATURITY (%)(A)
------------------------------------------------------------------------------
                                       NO. OF        AGGREGATE
                                     MORTGAGE     CUT-OFF DATE         % OF
                                        LOANS      BALANCE ($)         POOL
------------------------------------------------------------------------------
16.15 - 44.99                           19         425,638,411        25.89
45.00 - 49.99                           11          96,523,948         5.87
50.00 - 54.99                           18         116,232,005         7.07
55.00 - 59.99                           13         136,620,337         8.31
60.00 - 64.99                           33         249,588,950        15.18
65.00 - 69.99                           33         310,455,093        18.89
70.00 - 74.99                           17         251,345,000        15.29
75.00 - 77.92                            2          57,400,000         3.49
------------------------------------------------------------------------------
TOTAL                                  146       1,643,803,744       100.00
------------------------------------------------------------------------------
Min: 16.15            Max: 77.92             Wtd. Avg: 57.37
------------------------------------------------------------------------------

(a)   Calculated on mortgage loan balances after netting out a reverse earnout for three mortgage loans, representing 2.4% of the principal balance of the pool of mortgage loans as of the Cut-off Date.

DEBT SERVICE COVERAGE RATIOS (X)(A)
------------------------------------------------------------------------------
                                       NO. OF        AGGREGATE
                                     MORTGAGE     CUT-OFF DATE         % OF
                                        LOANS      BALANCE ($)         POOL
------------------------------------------------------------------------------
1.19                                     1          12,000,000         0.73
1.20 - 1.24                             30         269,489,200        16.39
1.25 - 1.29                             29         318,940,789        19.40
1.30 - 1.39                             25         179,878,329        10.94
1.40 - 1.44                              5          38,350,716         2.33
1.45 - 1.49                             11         107,295,450         6.53
1.50 - 1.54                              5          30,632,402         1.86
1.55 - 1.59                              7          82,293,006         5.01
1.60 - 1.64                              1           6,021,359         0.37
1.65 - 1.69                              3          57,019,630         3.47
1.70 - 4.25                             29         541,882,863        32.97
------------------------------------------------------------------------------
TOTAL                                  146       1,643,803,744       100.00
------------------------------------------------------------------------------
Min: 1.19             Max: 4.25              Wtd. Avg: 1.80
------------------------------------------------------------------------------

(a)   Calculated on mortgage loan balances after netting out a holdback amount for ten mortgage loans, representing 6.48% of the principal balance of the pool of mortgage loans as of the Cut-off Date.

All numerical information concerning the mortgage loans is approximate. All weighted average information regarding the mortgage loans reflects the weighting of the mortgage loans based on their outstanding principal balances as of the
Cut-off Date. Location and Property Type tables reflect allocated loan amounts in the case of mortgage loans secured by multiple properties. Sum of columns may not match "Total" due to rounding. With respect to any split mortgage loan, unless otherwise specified, the calculations used for LTV ratios and DSCR include the related pari passu loan (if any) but exclude the related subordinated loan or component (if any).

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                        5

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1

III. LOAN GROUP 1 CHARACTERISTICS

CUT-OFF DATE BALANCE ($)
------------------------------------------------------------------------------
                                       NO. OF        AGGREGATE
                                     MORTGAGE     CUT-OFF DATE         % OF
                                        LOANS      BALANCE ($)        GROUP 1
------------------------------------------------------------------------------
1,395,001 -- 4,999,999                  54         186,718,092        13.92
5,000,000 -- 9,999,999                  39         268,486,434        20.01
10,000,000 -- 14,999,999                12         143,843,522        10.72
15,000,000 -- 19,999,999                 5          90,322,596         6.73
20,000,000 -- 24,999,999                 3          70,725,000         5.27
25,000,000 -- 29,999,999                 2          57,120,000         4.26
30,000,000 -- 39,999,999                 1          35,000,000         2.61
40,000,000 -- 54,999,999                 3         149,999,999        11.18
55,000,000 -- 190,000,000                2         339,625,000        25.31
------------------------------------------------------------------------------
TOTAL                                  121       1,341,840,642       100.00
------------------------------------------------------------------------------
Min: 1,395,001        Max: 190,000,000       Avg: 11,089,592
------------------------------------------------------------------------------

LOCATION
------------------------------------------------------------------------------
                                       NO. OF        AGGREGATE
                                    MORTGAGED     CUT-OFF DATE         % OF
                                   PROPERTIES      BALANCE ($)       GROUP 1
------------------------------------------------------------------------------
New York                                 9         248,426,967        18.51
California                              91         221,105,315        16.48
   Northern                             38         115,088,277         8.58
   Southern                             53         106,017,037         7.90
Florida                                 66         114,905,236         8.56
Colorado                                27         100,014,659         7.45
Virginia                                58          99,751,124         7.43
Georgia                                 25          94,338,660         7.03
New Jersey                              27          74,808,878         5.58
Texas                                   66          72,132,544         5.38
Other States(a)                        473         316,357,259        23.58
------------------------------------------------------------------------------
TOTAL                                  842       1,341,840,642       100.00
------------------------------------------------------------------------------

(a) Includes 32 states.

PROPERTY TYPE
------------------------------------------------------------------------------
                                       NO. OF        AGGREGATE
                                    MORTGAGED     CUT-OFF DATE         % OF
                                   PROPERTIES      BALANCE ($)       GROUP 1
------------------------------------------------------------------------------
Office                                  13         399,773,556        29.79
Retail                                  39         290,674,876        21.66
Self Storage                            47         222,902,436        16.61
Other                                  713         149,625,000        11.15
Hotel                                   11         142,927,121        10.65
Multifamily                             14          81,059,134         6.04
   Multifamily                           3          30,201,392         2.25
   Manufactured Housing                 11          50,857,743         3.79
Industrial                               4          47,588,133         3.55
Mixed Use                                1           7,290,385         0.54
------------------------------------------------------------------------------
TOTAL                                  842       1,341,840,642       100.00
------------------------------------------------------------------------------

MORTGAGE RATE (%)
------------------------------------------------------------------------------
                                       NO. OF        AGGREGATE
                                     MORTGAGE     CUT-OFF DATE         % OF
                                        LOANS      BALANCE ($)        GROUP 1
------------------------------------------------------------------------------
4.495 -- 4.999                           1         190,000,000        14.16
5.000 -- 5.399                          28         438,183,562        32.66
5.400 -- 5.799                          79         617,861,898        46.05
5.800 -- 5.899                          11          84,941,486         6.33
6.000 -- 6.110                           2          10,853,696         0.81
------------------------------------------------------------------------------
TOTAL                                  121       1,341,840,642       100.00
------------------------------------------------------------------------------
Min: 4.495            Max: 6.110             Wtd. Avg: 5.339
------------------------------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY (MOS)
------------------------------------------------------------------------------
                                       NO. OF        AGGREGATE
                                     MORTGAGE     CUT-OFF DATE         % OF
                                        LOANS      BALANCE ($)        GROUP 1
------------------------------------------------------------------------------
60                                       4          62,977,381         4.69
61 -- 85                                 3          21,880,000         1.63
86 -- 120                              111       1,213,992,661        90.47
121 -- 180                               3          42,990,660         3.20
------------------------------------------------------------------------------
TOTAL                                  121       1,341,840,642       100.00
------------------------------------------------------------------------------
Min: 60               Max: 180               Wtd. Avg: 117
------------------------------------------------------------------------------

REMAINING TERM TO STATED MATURITY (MOS)
------------------------------------------------------------------------------
                                       NO. OF        AGGREGATE
                                     MORTGAGE     CUT-OFF DATE         % OF
                                        LOANS      BALANCE ($)        GROUP 1
------------------------------------------------------------------------------
55 -- 60                                 4          62,977,381         4.69
61 -- 85                                 3          21,880,000         1.63
86 -- 120                              111       1,213,992,661        90.47
121 -- 177                               3          42,990,600         3.20
------------------------------------------------------------------------------
TOTAL                                  121       1,341,840,642       100.00
------------------------------------------------------------------------------
Min: 55               Max: 177               Wtd. Avg: 114
------------------------------------------------------------------------------

LOANS WITH RESERVE REQUIREMENTS(A)
------------------------------------------------------------------------------
                                       NO. OF        AGGREGATE
                                     MORTGAGE     CUT-OFF DATE         % OF
                                        LOANS      BALANCE ($)        GROUP 1
------------------------------------------------------------------------------
Replacement                             84         773,155,930        57.62
Taxes                                   92         804,297,681        59.94
Insurance                               74         661,281,441        49.28
TI/LC(b)                                33         424,818,541        57.56
Other(c)                                26         272,136,407        20.28
Engineering                             36         536,828,292        40.01
LOC                                     10         291,398,375        21.72
------------------------------------------------------------------------------

(a)   Includes upfront or on-going reserves including LOCs in lieu thereof.

(b)   Percentage based only on portion of pool secured by retail office, industrial and mixed use properties.

(c)   Generally consists of tenant reserves and holdbacks.

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)(A)
------------------------------------------------------------------------------
                                       NO. OF        AGGREGATE
                                     MORTGAGE     CUT-OFF DATE         % OF
                                        LOANS      BALANCE ($)        GROUP 1
------------------------------------------------------------------------------
21.20 -- 44.99                           8         384,465,788        28.65
45.00 -- 49.99                           4          59,324,264         4.42
50.00 -- 54.99                           8          37,104,398         2.77
55.00 -- 59.99                           9          54,793,803         4.08
60.00 -- 64.99                          13          75,164,349         5.60
65.00 -- 69.99                          14         140,987,459        10.51
70.00 -- 74.99                          36         329,155,116        24.53
75.00 -- 79.99                          27         243,085,464        18.12
80.00                                    2          17,760,000         1.32
------------------------------------------------------------------------------
TOTAL                                  121       1,341,840,642       100.00
------------------------------------------------------------------------------
Min: 21.20            Max: 80.00             Wtd. Avg: 61.01
------------------------------------------------------------------------------

(a)   Calculated on mortgage loan balances after netting out a reverse earnout for three mortgage loans representing 2.94% of the principal balance of the Loan Group 1 balance as of the Cut-off Date.

LOAN-TO-VALUE RATIO AT MATURITY (%)(A)
------------------------------------------------------------------------------
                                       NO. OF        AGGREGATE
                                     MORTGAGE     CUT-OFF DATE         % OF
                                        LOANS      BALANCE ($)        GROUP 1
------------------------------------------------------------------------------
16.15 -- 44.99                          17         420,925,100        31.37
45.00 -- 49.99                          11          96,523,948         7.19
50.00 -- 54.99                          17         111,232,005         8.29
55.00 -- 59.99                           9         111,396,138         8.30
60.00 -- 64.99                          28         186,950,275        13.93
65.00 -- 69.99                          27         230,598,176        17.19
70.00 -- 74.99                          11         134,215,000        10.00
75.00 -- 79.92                           1          50,000,000         3.73
------------------------------------------------------------------------------
TOTAL                                  121       1,341,840,642       100.00
------------------------------------------------------------------------------
Min: 16.15            Max: 79.92             Wtd. Avg: 55.00
------------------------------------------------------------------------------

(a)   Calculated on mortgage loan balances after netting out a reverse earnout for three mortgage loans representing 2.94% of the principal balance of the Loan Group 1 balance as of the Cut-off Date.

DEBT SERVICE COVERAGE RATIOS (X)(A)
------------------------------------------------------------------------------
                                       NO. OF        AGGREGATE
                                     MORTGAGE     CUT-OFF DATE         % OF
                                        LOANS      BALANCE ($)        GROUP 1
------------------------------------------------------------------------------
1.19                                     1          12,000,000         0.89
1.20 -- 1.24                            24         214,467,001        15.98
1.25 -- 1.29                            22         200,573,789        14.95
1.30 -- 1.39                            22         162,082,898        12.08
1.40 -- 1.44                             4          29,970,422         2.23
1.45 -- 1.49                            11         107,295,450         8.00
1.50 -- 1.54                             5          30,632,402         2.28
1.55 -- 1.59                             7          82,293,006         6.13
1.60 -- 1.64                             1           6,021,359         0.45
1.65 -- 1.69                             1           3,200,000         0.24
1.70 -- 4.25                            23         493,304,316        36.76
------------------------------------------------------------------------------
TOTAL                                  121       1,341,840,642       100.00
------------------------------------------------------------------------------
Min: 1.19             Max: 4.25              Wtd. Avg: 1.88
------------------------------------------------------------------------------

(a)   Calculated on mortgage loan balances after netting out a holdback amount for ten mortgage loans, representing 7.94% of the Loan Group 1 balance as of the Cut-off Date.

All numerical information concerning the mortgage loans is approximate. All weighted average information regarding the mortgage loans reflects the weighting of the mortgage loans based on their outstanding principal balances as of the
Cut-off Date. Location and Property Type tables reflect allocated loan amounts in the case of mortgage loans secured by multiple properties. Sum of columns may not match "Total" due to rounding. With respect to any split mortgage loan, unless otherwise specified, the calculations used for LTV ratios and DSCR include the related pari passu loan (if any) but exclude the related subordinated loan or component (if any).

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                        6

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1

IV. LOAN GROUP 2 CHARACTERISTICS

CUT-OFF DATE BALANCE ($)
------------------------------------------------------------------------------
                                       NO. OF        AGGREGATE
                                     MORTGAGE     CUT-OFF DATE         % OF
                                        LOANS      BALANCE ($)        GROUP 2
------------------------------------------------------------------------------
1,715,431 -- 4,999,999                   6          18,429,978         6.10
5,000,000 -- 9,999,999                   9          64,549,494        21.38
10,000,000 -- 14,999,999                 4          49,128,950        16.27
15,000,000 -- 19,999,999                 1          15,000,000         4.97
20,000,000 -- 24,999,999                 1          24,240,000         8.03
25,000,000 -- 29,999,999                 2          58,204,000        19.28
30,000,000 -- 39,999,999                 1          30,320,000        10.04
40,000,000 -- 42,090,680                 1          42,090,680        13.94
------------------------------------------------------------------------------
TOTAL                                   25         301,963,102       100.00
------------------------------------------------------------------------------
Min: 1,715,431        Max: 42,090,680        Avg: 12,078,524
------------------------------------------------------------------------------

LOCATION
------------------------------------------------------------------------------
                                       NO. OF        AGGREGATE
                                    MORTGAGED     CUT-OFF DATE         % OF
                                   PROPERTIES      BALANCE ($)       GROUP 2
------------------------------------------------------------------------------
Tennessee                                3          69,560,000        23.04
California                               2          45,083,561        14.93
   Southern                              2          45,083,561        14.93
North Carolina                           3          43,331,237        14.35
Florida                                  2          37,189,000        12.32
South Carolina                           2          26,500,000         8.78
Georgia                                  2          15,177,494         5.03
Other States(a)                         12          65,121,810        21.57
------------------------------------------------------------------------------
TOTAL                                   26         301,963,102       100.00
------------------------------------------------------------------------------

(a)   Includes 9 states.

PROPERTY TYPE
------------------------------------------------------------------------------
                                       NO. OF        AGGREGATE
                                    MORTGAGED     CUT-OFF DATE         % OF
                                   PROPERTIES      BALANCE ($)       GROUP 2
------------------------------------------------------------------------------
Multifamily                             21         285,209,361        94.45
Manufactured Housing                     5          16,753,741         5.55
------------------------------------------------------------------------------
TOTAL                                   26         301,963,102       100.00
------------------------------------------------------------------------------

MORTGAGE RATE (%)
------------------------------------------------------------------------------
                                       NO. OF        AGGREGATE
                                     MORTGAGE     CUT-OFF DATE         % OF
                                        LOANS      BALANCE ($)        GROUP 2
------------------------------------------------------------------------------
5.220 -- 5.399                           7          64,891,618        21.49
5.400 -- 5.799                          17         229,791,484        76.10
5.800 -- 5.880                           1           7,280,000         2.41
------------------------------------------------------------------------------
TOTAL                                   25         301,963,102       100.00
------------------------------------------------------------------------------
Min: 5.220            Max: 5.880             Wtd. Avg: 5.565
------------------------------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY (MOS)
------------------------------------------------------------------------------
                                       NO. OF        AGGREGATE
                                     MORTGAGE     CUT-OFF DATE         % OF
                                        LOANS      BALANCE ($)        GROUP 2
------------------------------------------------------------------------------
60                                       3          39,029,431        12.93
61 -- 85                                 1           2,992,881         0.99
86 -- 120                               21         259,940,790        86.08
------------------------------------------------------------------------------
TOTAL                                   25         301,963,102       100.00
------------------------------------------------------------------------------
Min: 60               Max: 120               Wtd. Avg: 112
------------------------------------------------------------------------------

REMAINING TERM TO STATED MATURITY (MOS)
------------------------------------------------------------------------------
                                       NO. OF        AGGREGATE
                                     MORTGAGE     CUT-OFF DATE         % OF
                                        LOANS      BALANCE ($)        GROUP 2
------------------------------------------------------------------------------
55 -- 60                                 3          39,029,431        12.93
61 -- 85                                 1           2,992,881         0.99
86 -- 120                               21         259,940,790        86.08
------------------------------------------------------------------------------
TOTAL                                   25         301,963,102       100.00
------------------------------------------------------------------------------
 Min: 55              Max: 120               Wtd. Avg: 111
------------------------------------------------------------------------------

LOANS WITH RESERVE REQUIREMENTS
------------------------------------------------------------------------------
                                       NO. OF        AGGREGATE
                                     MORTGAGE     CUT-OFF DATE         % OF
                                        LOANS      BALANCE ($)        GROUP 2
------------------------------------------------------------------------------
Replacement                             21         275,825,034        91.34
Taxes                                   22         283,100,034        93.75
Insurance                               20         264,925,034        87.73
Other                                    3          24,210,000         8.02
Engineering                             11         123,215,874        40.80
------------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
------------------------------------------------------------------------------
                                       NO. OF        AGGREGATE
                                     MORTGAGE     CUT-OFF DATE         % OF
                                        LOANS      BALANCE ($)        GROUP 2
------------------------------------------------------------------------------
34.80 -- 44.99                           1           2,992,881         0.99
50.00 -- 59.99                           2           6,720,429         2.23
60.00 -- 64.99                           4          48,168,381        15.95
65.00 -- 69.99                           5          72,429,116        23.99
70.00 -- 74.99                           4          35,692,000        11.82
75.00 -- 79.99                           8         128,680,294        42.61
80.00                                    1           7,280,000         2.41
------------------------------------------------------------------------------
TOTAL                                   25         301,963,102       100.00
------------------------------------------------------------------------------
Min: 34.80            Max: 80.00             Wtd. Avg: 72.01
------------------------------------------------------------------------------

LOAN-TO-VALUE RATIO AT MATURITY (%)
------------------------------------------------------------------------------
                                       NO. OF        AGGREGATE
                                     MORTGAGE     CUT-OFF DATE         % OF
                                        LOANS      BALANCE ($)        GROUP 2
------------------------------------------------------------------------------
31.16 -- 44.99                           2           4,713,310         1.56
50.00 -- 54.99                           1           5,000,000         1.66
55.00 -- 59.99                           4          25,224,199         8.35
60.00 -- 64.99                           5          62,638,675        20.74
65.00 -- 69.99                           6          79,856,917        26.45
70.00 -- 74.99                           6         117,130,000        38.79
75.00 -- 77.49                           1           7,400,000         2.45
------------------------------------------------------------------------------
TOTAL                                   25         301,963,102       100.00
------------------------------------------------------------------------------
Min: 31.16            Max: 77.49             Wtd. Avg: 67.91
------------------------------------------------------------------------------

DEBT SERVICE COVERAGE RATIOS (X)
------------------------------------------------------------------------------
                                       NO. OF        AGGREGATE
                                     MORTGAGE     CUT-OFF DATE         % OF
                                        LOANS      BALANCE ($)        GROUP 2
------------------------------------------------------------------------------
1.20 -- 1.24                             6          55,022,199        18.22
1.25 -- 1.29                             7         118,367,000        39.20
1.30 -- 1.39                             3          17,795,431         5.89
1.40 -- 1.44                             1           8,380,294         2.78
1.45 -- 1.69                             2          53,819,630        17.82
1.70 -- 2.34                             6          48,578,547        16.09
------------------------------------------------------------------------------
TOTAL                                   25         301,963,102       100.00
------------------------------------------------------------------------------
Min: 1.20             Max: 2.34              Wtd. Avg: 1.44
------------------------------------------------------------------------------

All numerical information concerning the mortgage loans is approximate. All weighted average information regarding the mortgage loans reflects the weighting of the mortgage loans based on their outstanding principal balances as of the
Cut-off Date. Location and Property Type tables reflect allocated loan amounts in the case of mortgage loans secured by multiple properties. Sum of columns may not match "Total" due to rounding. With respect to any split mortgage loan, unless otherwise specified, the calculations used for LTV ratios and DSCR include the related pari passu loan (if any) but exclude the related subordinated loan or component (if any).

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                        7

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1

V. LARGE LOAN OR CROSS-COLLATERALIZED GROUP DESCRIPTION

                             TEN LARGEST LOANS OR CROSS-COLLATERALIZED GROUPS
--------------------------------------------------------------------------------------------------------
  LOAN                                                                                    CUT-OFF DATE
   NO.              PROPERTY NAME                CITY        STATE     PROPERTY TYPE         BALANCE
--------------------------------------------------------------------------------------------------------

   1.    277 Park Avenue                      New York        NY           Office         $190,000,000
--------------------------------------------------------------------------------------------------------
   2.    KinderCare Portfolio                 Various       Various         Other          149,625,000
--------------------------------------------------------------------------------------------------------
   3.    Beyman Multifamily Portfolio III     Various       Various      Multifamily        82,850,000
--------------------------------------------------------------------------------------------------------
   6.    33 Washington                        Newark          NJ           Office           54,999,999
--------------------------------------------------------------------------------------------------------
   7.    James Center                         Richmond        VA           Office           50,000,000
--------------------------------------------------------------------------------------------------------
   8.    Level 3 Communications               Broomfield      CO           Office           45,000,000
                                                                         Multifamily
--------------------------------------------------------------------------------------------------------
   9.    Grand Marc at Riverside              Riverside       CA       Student Housing      42,090,680
--------------------------------------------------------------------------------------------------------
  10.    Meadowood Napa Valley                St. Helena      CA            Hotel           35,000,000
                                                                         Multifamily
--------------------------------------------------------------------------------------------------------
  11.    Pegasus -- GMH                       Orlando         FL       Student Housing      29,914,000
--------------------------------------------------------------------------------------------------------
  12.    Atlanta Mall Area Portfolio          Various         GA           Retail           29,120,000
--------------------------------------------------------------------------------------------------------
         TOTAL/WEIGHTED AVERAGE                                                           $708,599,679
========================================================================================================

----------------------------------------------------------------------------------------------------------------------------
                                   % OF
                                APPLICABLE
   LOAN                 LOAN   INITIAL LOAN    UNITS/BEDS/   UNITS OF    LOAN PER UNIT/                CUT-OFF      BALLOON
   NO.    % OF POOL    GROUP       GROUP         SF/KEYS      MEASURE      BED/SF/KEY         DSCR     DATE LTV       LTV
----------------------------------------------------------------------------------------------------------------------------

   1.        11.56%       1        14.16%       1,767,528     Sq. Ft.      $     283          2.73x     41.67%       41.67%
----------------------------------------------------------------------------------------------------------------------------
   2.         9.10%       1        11.15%       5,119,320     Sq. Ft.      $      88          3.21x     40.76%       35.14%
----------------------------------------------------------------------------------------------------------------------------
   3.         5.04%       2        27.44%             850       Units      $  97,471          1.25x     79.89%       74.55%
----------------------------------------------------------------------------------------------------------------------------
   6.         3.35%       1         4.10%         410,693     Sq. Ft.      $     134          1.29x     72.37%       66.91%
----------------------------------------------------------------------------------------------------------------------------
   7.         3.04%       1         3.73%         974,268     Sq. Ft.      $     154          1.56x     77.92%       77.92%
----------------------------------------------------------------------------------------------------------------------------
   8.         2.74%       1         3.35%         776,058     Sq. Ft.      $      58          2.33x     47.37%       45.38%
----------------------------------------------------------------------------------------------------------------------------
   9.         2.56%       2        13.94%             760       Beds       $  55,382          1.65x     69.46%       69.46%
----------------------------------------------------------------------------------------------------------------------------
  10.         2.13%       1         2.61%              99       Keys       $ 353,535          1.46x     65.18%       58.74%
----------------------------------------------------------------------------------------------------------------------------
  11.         1.82%       2         9.91%             930       Beds       $  32,166          1.95x     60.49%       60.49%
----------------------------------------------------------------------------------------------------------------------------
  12.         1.77%       1         2.17%         158,297     Sq. Ft.      $     184          1.23x     79.35%       73.80%
----------------------------------------------------------------------------------------------------------------------------
             43.11%                                                                           2.22X     56.40%       53.50%
============================================================================================================================

All numerical information concerning the mortgage loans is approximate. All weighted average information regarding the mortgage loans reflects the weighting of the mortgage loans based on their outstanding principal balances as of the
Cut-off Date. Location and Property Type tables reflect allocated loan amounts in the case of mortgage loans secured by multiple properties. Sum of columns may not match "Total" due to rounding. With respect to any split mortgage loan, unless otherwise specified, the calculations used for LTV ratios and DSCR include the related pari passu loan (if any) but exclude the related subordinated loan or component (if any).

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                        8

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                        9

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1

--------------------------------------------------------------------------------
                                                       TMA BALANCE: $190,000,000
                              COLLATERAL TERM SHEET    TMA DSCR:    2.73x
                                 277 PARK AVENUE       TMA LTV:     41.67%
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                       10

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1

--------------------------------------------------------------------------------
                                                       TMA BALANCE: $190,000,000
                              COLLATERAL TERM SHEET    TMA DSCR:    2.73x
                                 277 PARK AVENUE       TMA LTV:     41.67%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                          BofA

LOAN PURPOSE:                         Refinance

ORIGINAL PRINCIPAL
  BALANCE(1):                         $190,000,000

CUT-OFF PRINCIPAL BALANCE:            $190,000,000

% OF INITIAL UPB:                     11.56%

INTEREST RATE(2):                     4.495%

SHADOW RATING (S/F)                   AAA/AA

PAYMENT DATE:                         1st of each month

FIRST PAYMENT DATE:                   November 1, 2005

ANTICIPATED PREPAYMENT
  DATE:                               October 1, 2015

MATURITY DATE:                        October 1, 2035

AMORTIZATION:                         Interest Only, Hyper Am

CALL PROTECTION:                      Lockout for 24 months from securitization
                                      closing date, then defeasance is
                                      permitted. After September 1, 2015,
                                      prepayment can be made without premium.

SPONSOR:                              Estate of Stanley Stahl

BORROWER:                             277 Park Avenue, LLC

PARI PASSU DEBT:                      $310,000,000

MEZZANINE DEBT:                       $200,000,000

LOCKBOX:                              Hard

INITIAL RESERVES:                     None

MONTHLY RESERVES(3):                  Springing
--------------------------------------------------------------------------------

(1)   The total balance of the 277 Park Avenue Loan is $500,000,000 as of the
      Cut-off Date ("277 Park Avenue Whole Loan"), and consists of three pari passu notes, Note A-1 with a Cut-off Date balance of $260,000,000 (which is not included in the trust fund), Note A-2 with a Cut-off Date balance of $190,000,000 (which is included in the trust fund and which represents the 277 Park Avenue Loan), and Note A-3 with a Cut-off Date balance of
      $50,000,000 (which is not included in the trust fund). Unless otherwise specified, all DSCR, LTV and other calculations with respect to the 277
      Park Avenue Loan are based on the 277 Park Avenue Whole Loan. However,
      Note A-1 and Note A-3 are not part of this transaction and no certificate represents any interest in Note A-1 or Note A-3.

(2)   Interest rate rounded to three decimal places.

(3)   After the Anticipated Prepayment Date monthly reserves will be collected for 1/12th of the annual taxes due and insurance premiums.

--------------------------------------------------------------------------------
                            FINANCIAL INFORMATION(1)
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE PS:              $283

BALLOON BALANCE PSF:                  $283

LTV:                                  41.67%

BALLOON LTV:                          41.67%

DSCR:                                 2.73x
--------------------------------------------------------------------------------

(1)   Unless otherwise noted, all numbers under the heading "Financial
      Information" are based on the 277 Park Avenue Whole Loan balance as of the
      Cut-off Date.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:               Single Asset

PROPERTY TYPE:                        Office

COLLATERAL:                           Fee Simple interest in a Class "A" office
                                      building

LOCATION:                             New York, NY

YEAR BUILT/RENOVATED:                 1964/2001

TOTAL AREA:                           1,767,528 square feet

PROPERTY MANAGEMENT:                  Stanley Stahl Management, Inc.; Colliers
                                      ABR, Inc.

OCCUPANCY (AS OF 09/01/2005):         100.0%

UNDERWRITTEN NET CASH FLOW:           $62,192,876

APPRAISED VALUE:                      $1,200,000,000

APPRAISAL DATE:                       July 1, 2005
--------------------------------------------------------------------------------

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                       11

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1

--------------------------------------------------------------------------------
                                                       TMA BALANCE: $190,000,000
                              COLLATERAL TERM SHEET    TMA DSCR:    2.73x
                                 277 PARK AVENUE       TMA LTV:     41.67%
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                     MAJOR OFFICE TENANTS(1)
                                                                    LEASE               RATINGS
    TENANT              NRSF           % NRSF       RENT PSF      EXPIRATION            (S/F/M)
------------------------------------------------------------------------------------------------

JP Morgan Chase       1,361,629         77.0%        $50.28       03/31/2021           A+/A+/Aa3
Sumitomo                211,825         12.0%        $42.94       08/31/2010            A/A-/A1
ContiGroup               46,110          2.6%        $47.09       02/28/2015           Not Rated
------------------------------------------------------------------------------------------------

(1)   Information obtained from Underwritten Rent Roll except for Ratings
      (S&P/Fitch/Moody's) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease.
      Calculations with respect to Rent PSF include base rent only and exclude common area maintenance and reimbursements.

----------------------------------------------------------------------------------------------------------------
                                           LEASE ROLLOVER SCHEDULE(1)
                                                                                                          % OF
                       # OF                                                                               BASE
                      LEASES                     % OF      CUMULATIVE   CUMULATIVE %      BASE RENT       RENT
YEAR OF EXPIRATION   EXPIRING    EXPIRING SF   TOTAL SF     TOTAL SF    OF TOTAL SF        EXPIRING      ROLLING
----------------------------------------------------------------------------------------------------------------

       2006             2            28,258       1.6%        28,258         1.6%        $ 1,385,184       1.6%
       2007             2            10,500       0.6%        38,758         2.2%           $914,315       1.0%
       2009             2            24,218       1.4%        62,976         3.6%        $ 1,210,659       1.4%
       2010             6           236,413      13.4%       299,389        16.9%        $10,562,172      11.9%
       2011             3            16,513       0.9%       315,902        17.9%        $ 1,480,497       1.7%
       2012             2            19,400       1.1%       335,302        19.0%        $ 1,234,080       1.4%
       2013             1               940       0.1%       336,242        19.0%           $151,199       0.2%
       2014             3             3,280       0.2%       339,522        19.2%           $396,421       0.4%
       2015             2            46,110       2.6%       385,632        21.8%        $ 2,171,205       2.4%
       2016             1             8,022       0.5%       393,654        22.3%           $649,220       0.7%
       2021             2         1,361,629      77.0%     1,755,283        99.3%        $68,456,785      77.2%
        MTM             2            12,245       0.7%     1,767,528       100.0%            $86,700       0.1%
                     --------    -----------    -------                                  ---------------------
      TOTAL            28         1,767,528     100.0%                                   $88,698,437     100.0%
----------------------------------------------------------------------------------------------------------------

(1)   Information obtained from underwritten rent roll.

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                       12

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1
--------------------------------------------------------------------------------
                                                       TMA BALANCE: $190,000,000
                              COLLATERAL TERM SHEET    TMA DSCR:    2.73x
                                 277 PARK AVENUE       TMA LTV:     41.67%
--------------------------------------------------------------------------------

THE 277 PARK AVENUE LOAN

THE LOAN. The 277 Park Avenue Whole Loan has an original principal balance of
$500,000,000 and is a ten-year fixed rate loan secured by a first mortgage on an office building located in New York City. The 277 Park Avenue Whole Loan is represented by three pari passu promissory notes referred to as Note A-1, Note
A-2 (which is the only note included in the trust fund) and Note A-3. The 277
Park Avenue Mortgage Loan Cut-off Date principal balance of Note A-2 is
$190,000,000. The 277 Park Avenue Loan is interest only for the entire loan term until the anticipated prepayment date of October 1, 2015 and has an interest rate, rounded to three decimal places, of 4.495%.

THE BORROWER. The borrower is 277 Park Avenue, LLC, a Delaware limited liability company and a single purpose bankruptcy remote entity with at least two independent directors for which the 277 Park Avenue Borrower's counsel has delivered a non-consolidation opinion. Equity ownership is held 100.0% by Park
Avenue Mezz I, LLC as the sole member. Through a series of intermediate ownership levels, equity ownership is eventually held by the estate of Stanley
Stahl.

THE PROPERTY. The property is a Class "A" office building built in 1964 and most recently renovated in 2001. The improvements consist of a 50-story office building situated on 1.86 acres containing 1,767,528 net rentable square feet, of which 1,708,433 square feet is office space and 59,095 is retail/storage space. The property is currently occupied by 11 office tenants ranging in size from 1,200 to 1,361,629 square feet and 15 retail tenants ranging in size from
101 to 18,000 square feet. Amenities at the property include 24 hour security and underground parking. The building is serviced by 35 passenger elevators and three freight elevators. The historical occupancy for the property for the last five years has ranged between 99.5% and 100.0%. The lender is not aware of any material plans for the renovation, improvement or development of the property.
The average effective annual rental per square foot for 2003, 2004 and 2005
(based on year to date annualized as of September 30, 2005) was $52.73, $56.62 and $59.32, respectively.

SIGNIFICANT TENANTS. As of September 1, 2005 the property was 100.0% occupied by
11 office tenants and 15 retail tenants. The following are the three largest tenants representing 91.6% of net rental area and 89.9% of net rental income:

JP MORGAN CHASE ("JPM") (rated "Aa3" by Moody's, "A+" by S&P and "A+" by Fitch)
occupies a total of 1,361,629 square feet (77.0% of square feet, 77.2% of rental income) under two leases that expire on March 31, 2021. The current blended rental rate per square foot of $50.28 increases annually. There are three five-year options to renew the leases with the rental rate per square foot determined at the then fair market. JPM has the right under its lease to transfer the lease, prior to the occurrence and continuance of an event of default, to a "Qualified Transferee". A "Qualified Transferee" means an assignee with a net worth of $3 billion (subject to certain adjustments based on the consumer price index) or higher and a long term debt rating of "A" or better from S&P. JPM is a global financial services company operating six lines of business: Investment Banking, Retail Financial Services, Card Services,
Commercial Banking, Treasury and Securities Services, and Asset and Wealth
Management. JPM operates more than 2,500 branches located in 17 states and 6,650 automated teller machines. JPM has operations in approximately 50 countries in
Europe, the Middle East, Africa, Asia-Pacific, Latin America and the Caribbean.
JPM employs approximately 160,000 people. As of the fiscal year ended December
31, 2005, JPM reported revenue of approximately $54.5 billion, net income of
$8.5 billion and stockholder equity of $107.1 billion.

SUMITOMO MITSUI BANKING CORPORATION ("SMBC") (rated "A1" by Moody's, "A" by S&P and "A-" by Fitch) occupies a total of 211,825 square feet (12.0% of square feet, 10.3% of rental income) under two office space leases and one storage space lease, all expiring on August 31, 2010. The blended rental rate per square foot for the office space is $42.94 and remains constant during the initial lease term. There is one option to renew the leases for either five or ten years with the rental rate per square foot determined at 95% of the then fair market.
SMBC is one of the world's leading commercial banks providing a range of wholesale and retail banking services. SMBC, headquartered in Tokyo, Japan, is also engaged in leasing, securities, credit card, investment, mortgage securitization, venture capital and other credit related businesses.

CONTIGROUP (not rated) occupies a total of 46,110 square feet (2.6% of square feet, 2.4% of rental income) under two 25-year leases, one for office space and one for storage space, both expiring on February 28, 2015. The current rental rate per square foot of office space of $48.00 increases to $53.00 on March 1,
2010. ContiGroup is a recognized leader in integrated poultry

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                       13

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1
--------------------------------------------------------------------------------
                                                       TMA BALANCE: $190,000,000
                              COLLATERAL TERM SHEET    TMA DSCR:    2.73x
                                 277 PARK AVENUE       TMA LTV:     41.67%
--------------------------------------------------------------------------------

and pork production and cattle feeding, with nearly 200 years of experience in agribusiness and global trade. The company serves customers around the world through facilities and affiliates in ten countries. ContiGroup operated as
Continental Grain Company from 1921 to 1999, when it sold its commodity marketing operations and turned its principal focus to meat proteins. ContiGroup operates 13 state-of-the-art poultry plants across the southeastern United
States, six major feedlots in four states, raises more than one million head of cattle per year, ranks as the second largest pork producer in the country through a joint venture with Premium Standard Farms, and is a major producer of animal feed, wheat flour, pork and poultry in Latin America and the Far East.
ContiGroup employs approximately 13,500 people worldwide in ten countries.

THE MARKET. The property is located on an entire city block in Midtown Manhattan between East 47th and East 48th Streets. The Midtown Manhattan submarket totals
235.2 million square feet, of which 176 million is Class "A", making it one of the largest office markets in Manhattan.

As of year end 2005 average asking rents in the Midtown Manhattan market were
$54.40 per square foot gross and overall vacancy was 5.5%. 2005 net absorption was positive totaling 2.25 million square feet.

The property is accessible from all major Manhattan commuter transportation hubs. Its location is just five blocks north of Grand Central Terminal, the major transportation hub on the east side of Manhattan that provides access to upstate New York and Connecticut via the Metro North railway. Grand Central
Terminal also provides access throughout New York City via the Metropolitan
Transportation Authority's subway system.

PROPERTY MANAGEMENT. Stanley Stahl Management, Inc., a borrower related entity, and Colliers ABR, Inc. jointly manage the property. Stahl Real Estate Company, started over 50 years ago by Stanley Stahl, owns approximately 4 million square feet of office and 3,000 apartments in the New York area. Colliers ABR, Inc. was founded in 1978 as a full service commercial real estate services firm and serves clients in the New York City, Westchester County, New Jersey, and
Fairfield County markets, offering tenant and landlord services, brokerage, consulting, property management, project monitoring and market research. The parent company, Colliers, is a global real estate services firm with 248 offices located in 51 countries and employing approximately 9,000 people. Colliers has more than 660 million square feet under management.

LOCKBOX. The 277 Park Avenue Loan is structured with a hard lockbox.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. The equity owner of the borrower,
Park Avenue Mezz I, LLC, incurred senior mezzanine debt from Bank of America,
National Association with an aggregate balance of $100,000,000 secured by pledges of equity interests in the borrower. The equity owners of the mezzanine borrower, PAMC Co-Manager Inc. and Park Avenue Financing Company, LLC, incurred junior mezzanine debt from Bank of America, National Association with an aggregate balance of $100,000,000 secured by pledges of equity interests in the junior mezzanine borrower's equity interests in the senior mezzanine borrower.
Such mezzanine debt may be consolidated into a single mezzanine loan having an aggregate balance of $200,000,000.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not permitted.

ANTICIPATED PREPAYMENT DATE. After October 1, 2015, the interest rate, rounded to three decimals, increases to 9.495%. If the 277 Park Avenue Loan is not paid in full on the anticipated prepayment date, the maturity date of the 277 Park
Avenue Loan will be October 1, 2035.

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                       14

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1

--------------------------------------------------------------------------------
                                                       TMA BALANCE: $190,000,000
                              COLLATERAL TERM SHEET    TMA DSCR:    2.73x
                                 277 PARK AVENUE       TMA LTV:     41.67%
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                       15

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1

--------------------------------------------------------------------------------
                                                       TMA BALANCE: $149,625,000
                              COLLATERAL TERM SHEET    TMA DSCR:    3.21x
                              KINDERCARE PORTFOLIO     TMA LTV:     40.76%
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                       16

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1

--------------------------------------------------------------------------------
                                                       TMA BALANCE: $149,625,000
                              COLLATERAL TERM SHEET    TMA DSCR:    3.21x
                              KINDERCARE PORTFOLIO     TMA LTV:     40.76%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                          BofA

LOAN PURPOSE:                         Refinance

ORIGINAL TMA PRINCIPAL
   BALANCE(1):                        $150,000,000

CUT-OFF TMA PRINCIPAL BALANCE:        $149,625,000

% OF INITIAL UPB:                     9.10%

INTEREST RATE(2):                     5.236%

SHADOW RATING(S/F):                   AAA / A+

PAYMENT DATE:                         1st of each month

FIRST PAYMENT DATE:                   January 1, 2006

MATURITY DATE:                        December 1, 2015

AMORTIZATION:                         Scheduled

CALL PROTECTION:                      Lockout for 13 months from origination,
                                      then prepayment with the greater of yield
                                      maintenance or 1% premium. On or after
                                      June 1, 2015, prepayment can be made
                                      without premium.

SPONSOR:                              KinderCare Learning Centers, Inc.;
                                      Knowledge Learning Corporation

BORROWER:                             KC Propco, LLC

PARI PASSU DEBT:                      $150,000,000 original principal balance
                                      Note A-1 senior component and $150,000,000
                                      original principal balance Note A-2, each
                                      not included in the trust fund

SUBORDINATE COMPONENTS:               Six Note A-1 subordinate components with
                                      an aggregate original principal balance of
                                      $200,000,000, not included in the trust
                                      fund

MEZZANINE DEBT:                       $50,000,000

LOCKBOX:                              Hard

INITIAL RESERVES:                     Immediate Repair:     $756,551

LETTER OF CREDIT:                     Taxes:                $5,542,841

                                      Replacement Reserve:  $930,000
--------------------------------------------------------------------------------

(1)   The KinderCare Portfolio Whole Loan Cut-off Date balance of the KinderCare
      Portfolio Loan is $648,375,000 ("KinderCare Portfolio Whole Loan"), and
      consists of three pari passu notes. Note A-1 has a Cut-off Date balance of
      $349,125,000, which consists of a senior component with a Cut-off Date balance of $149,625,000 and six subordinate components with an aggregate
      Cut-off Date balance of $199,500,000, and Note A-2 has a Cut-off Date balance of $149,625,000 (Note A-1 and Note A-2 are not included in the trust fund). Note A-3 has a Cut-off Date balance of $149,625,000 (which is included in the trust fund). Unless otherwise specified, all DSCR, LTV and other calculations with respect to the KinderCare Portfolio Loan are based on the KinderCare Portfolio Whole Loan (excluding the Note A-1 subordinate components). However, Note A-1 and Note A-2 are not part of this transaction and no certificate represents any interest in Note A-1 or Note
      A-2.

(2)   The interest rate was rounded to three decimal places.

--------------------------------------------------------------------------------
                            FINANCIAL INFORMATION(1)

                                         WHOLE LOAN        WHOLE LOAN
                                         (EXCLUDING        (INCLUDING
                                         SUBORDINATE       SUBORDINATE
                                         COMPONENTS)       COMPONENTS)
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE PSF:                 $   88            $  127

BALLOON BALANCE PSF:                      $   76            $  109

LTV:                                       40.76%            58.87%

BALLOON LTV:                               35.14%            50.76%

DSCR:                                       3.21x             2.15x
--------------------------------------------------------------------------------

(1)   Unless otherwise noted, all numbers under the heading "Financial
      Information" are based on the KinderCare Portfolio Whole Loan balance
      (excluding the Note A-1 subordinate components) as of the Cut-off Date.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO                Portfolio

PROPERTY TYPE:                        Child Development Centers

COLLATERAL:                           Fee Simple interest in 713 child
                                      development centers.

LOCATION:                             Various

YEAR BUILT/YEAR OPENED:               Various

TOTAL AREA:                           5,119,320 square feet

PROPERTY MANAGEMENT:                  Greenstreet Realty Partners, L.P.

TRAILING 12 UTILIZATION (AS OF        58.6%
  10/01/2005)(1):

U/W NET CASH FLOW:                    $90,800,000

APPRAISED VALUE:                      $1,101,357,835

APPRAISAL DATE:                       Various
--------------------------------------------------------------------------------

(1)   Excludes three properties for which information was unavailable relating to three properties constructed in 2005.

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                       17

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1

--------------------------------------------------------------------------------
                                                       TMA BALANCE: $149,625,000
                              COLLATERAL TERM SHEET    TMA DSCR:    3.21x
                              KINDERCARE PORTFOLIO     TMA LTV:     40.76%
--------------------------------------------------------------------------------

THE KINDERCARE PORTFOLIO LOAN

THE LOAN. The KinderCare Portfolio Whole Loan has an original principal balance of $650,000,000 and is a ten-year fixed rate loan secured by a first mortgage on
713 children's learning centers located in 37 states. The KinderCare Portfolio
Whole Loan is represented by three pari passu promissory notes referred to as
Note A-1, Note A-2 and Note A-3 (which is the only note included in the trust fund). The KinderCare Portfolio Loan Cut-off Date principal balance of Note A-3 is $149,625,000. Monthly debt service on the KinderCare Portfolio Loan in the trust consists of interest plus fixed principal payments of $125,000 for the first 60 months and $225,000 for the last 60 months. Monthly debt service on the
KinderCare Portfolio Whole Loan consists of interest plus fixed principal payments of $541,667 for the first 60 months and $975,000 for the last 60 months. The KinderCare Portfolio Loan matures on December 1, 2015 and accrues interest at an annual rate, rounded to three decimal places, of 5.236%.

THE BORROWER. The borrower is KC Propco, LLC, a Delaware limited liability company and a single purpose bankruptcy remote entity with at least two independent directors for which the KinderCare Portfolio Borrower's legal counsel has delivered a non-consolidation opinion. Equity ownership is held 100%
by KC Mezco I LLC as the member of the borrower. Through a series of intermediate ownership levels, equity ownership of the KinderCare borrower is eventually held by KinderCare Learning Centers, Inc. and Knowledge Learning
Corporation, the sponsor of the KinderCare Portfolio Loan. The sponsor principals are Michael R. Milken, Lowell J. Milken and Steven J. Green.

The borrower has entered into a 15-year bondable triple net lease ("Master
Lease") for the individual properties with the Knowledge Learning Corporation.
The lease provides for the monthly payment of scheduled base rent increasing periodically over the loan term and standard pass-through expenses. The master lease allows the individual properties to remain in the operating company,
Knowledge Learning Corporation, which makes market rental payments to the borrower, KC Propco, LLC. The scheduled base rent shall increase every five lease years proportionate to any increases in the consumer price index during the prior five year period, not to exceed a 7% maximum increase. The master lease specifies the portion of the base scheduled rent allocated to each individual property. All scheduled master lease payments shall at all times during the loan term be made directly to a deposit account controlled by the lender.

THE PROPERTIES. The properties consist of 713 children's learning centers totaling 5,119,320 net rentable square feet located in 37 states that are owned and operated by Knowledge Learning Corporation. The largest concentration of properties is located in the state of California, which has 62 sites comprising of 535,193 square feet, which represents 10.5% of the entire portfolio. The next highest concentration occurs in Illinois (68 properties, 9.7%), then Texas (56 properties, 8.0%) and then Virginia (53 properties, 6.7%). There are no other states that comprise more than 6.6% of the entire portfolio.

The borrower operates the majority of the properties in the portfolio comprised of 592 locations out of 713, which represents 81.9% of the portfolio. The average age of the properties in the portfolio is approximately 18 years with
42.0% of the portfolio built between the years 1982 and 1987.

---------------------------------------------------------------------------------------
                        # OF           SQUARE             AVERAGE           % OF TOTAL
STATE                PROPERTIES         FEET            SQUARE FEET         SQUARE FEET
---------------------------------------------------------------------------------------

California               62             535,193            8,632               10.5%
Illinois                 68             491,598            7,229                9.6
Texas                    56             408,897            7,302                8.0
Virginia                 53             341,154            6,437                6.7
Florida                  51             322,865            6,331                6.3
Ohio                     38             273,553            7,199                5.3
Pennsylvania             33             234,845            7,117                4.6
Washington               34             228,234            6,713                4.5
Other(1)                318           2,282,981            7,179               44.6
                        ---           ---------            -----              -----
TOTAL                   713           5,119,320            7,180              100.0%
---------------------------------------------------------------------------------------

(1)   Includes 29 states.

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                       18

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1

--------------------------------------------------------------------------------
                                                       TMA BALANCE: $149,625,000
                              COLLATERAL TERM SHEET    TMA DSCR:    3.21x
                              KINDERCARE PORTFOLIO     TMA LTV:     40.76%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          # OF        SQUARE      % OF TOTAL
PROPERTY BUILT                         PROPERTIES      FEET           SF
--------------------------------------------------------------------------------
Prior to 1982......................        93          546,395       10.7%
1982-1987..........................       323        2,151,710       42.0
1988-1992..........................       133          854,865       16.7
1993-1998..........................        57          521,951       10.2
1999...............................        13          133,518        2.6
2000...............................        27          265,347        5.2
2001...............................        19          194,409        3.8
2002...............................        15          149,943        2.9
2003...............................        10           98,459        1.9
2004...............................         5           48,645        1.0
2005...............................         4           39,834        0.8
NAV................................        14          114,244        2.2
                                          ---        ---------      -----
TOTAL..............................       713        5,119,320      100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          # OF        SQUARE      % OF TOTAL
             OPERATOR                  PROPERTIES      FEET           SF
--------------------------------------------------------------------------------
KinderCare.........................       592        4,190,188       81.9%
Children's World Learning Ctr......       103          792,693       15.5
Other..............................        18          136,439        2.7
                                          ---        ---------      -----
TOTAL..............................       713        5,119,320      100.0%
--------------------------------------------------------------------------------

THE COMPANY. KinderCare Learning Centers, founded in 1969 and based in Portland,
Oregon, is a leading provider of early childhood education and care to children between the ages of six weeks and 12 years. KinderCare Learning Centers operates
1,222 early childhood education and care centers, 10 before- and after-school programs and 43 employer-sponsored child care centers located in 39 states, serving more than 115,000 children and employing approximately 24,000 people.

Knowledge Learning Corporation, founded in 1983 and based in Golden, Colorado, is a leading provider of early childhood education programs and services operating under several names, including Children's Discovery Centers, Knowledge
Beginnings, Magic Years and Children's World Learning Center. KLC operates 721 early childhood education and child care centers, 646 before- and after-school programs and 80 employer-sponsored child care centers located in 33 states and the District of Columbia, serving more than 85,000 children and employing approximately 17,000 people. As of the 12-month period ended September 30, 2004,
Knowledge Learning Corporation reported revenue of approximately $1.4 billion and net income of $15.0 million.

In January 2005, Knowledge Learning Corporation purchased KinderCare Learning
Centers for approximately $550 million, plus the assumption of approximately
$483 million of indebtedness. The combined company operates 1,900 early childhood education and child care centers, 656 before-and-after school programs and 123 employer-sponsored child care centers located in 39 states and
Washington, D.C., serving more than 200,000 children and employing approximately
41,000 people.

PROPERTY MANAGEMENT. Greenstreet Realty Partners, L.P. is the property manager of the portfolio.

RELEASE OF PROPERTY. Provided that no event of default has occurred and is continuing, the borrower may obtain the release of an individual property from the lien of the related mortgage and the release of the borrower's obligations upon satisfying the following: conditions including, without limitation, receipt by the mortgagee of a certified copy of an amendment to the Master Lease reflecting the deletion of the individual property to be released, which amendment will reduce the rental obligations of KinderCare Learning Corporation thereunder by an amount equal to the rental obligation associated with the individual property that is to be released. The release price for each individual property shall be 115% of the allocated loan amount to a third party purchaser or the greater of 115% of the allocated loan amount and the then appraised value of such individual property to an affiliate of the borrower.

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                       19

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1

--------------------------------------------------------------------------------
                                                       TMA BALANCE: $149,625,000
                              COLLATERAL TERM SHEET    TMA DSCR:    3.21x
                              KINDERCARE PORTFOLIO     TMA LTV:     40.76%
--------------------------------------------------------------------------------

LOCKBOX. The KinderCare Portfolio Loan is structured with a hard lockbox.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. The equity owner of the borrower,
KC Mezco I LLC, incurred mezzanine debt from Bank of America, National
Association with an aggregate balance of $50,000,000 secured by pledges of equity interests in the borrower.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not permitted.

SUBORDINATE COMPONENTS: As will be set forth in more detail in the prospectus supplement, the KinderCare Portfolio Loan is one of three mortgage loans that are part of a split loan structure that is secured by the same mortgage instrument on the related properties comprised of three pari passu notes, namely
Note A-1, Note A-2 and Note A-3, with aggregate principal balances as of the
Cut-off Date of $349,125,000 (including the six Note A-1 subordinate components with an aggregate original principal balance of $200,000,000), $149,625,000, and
$149,625,000, respectively. The Note A-3 is pari passu in right of payment to
Note A-1 and Note A-2. However, as described in the prospectus supplement, a portion of Note A-1 (consisting of the Note A-1 subordinate components) has been subordinated to Note A-2, Note A-3 and the remaining portion of Note A-1. As will be set forth in more detail in the prospectus supplement, the holder of a designated class of certificates that is entitled to payments solely from the
KinderCare Portfolio Pari Passu Note A-1 Component Mortgage Loan will be entitled in certain instances to exercise rights analogous to the rights of the directing certificateholder pursuant to the pooling and servicing agreement related to the securitization of the KinderCare Portfolio Pari Passu Note A-1
Component Mortgage Loan with respect to the KinderCare Portfolio Pari Passu Note
A-1 Component Mortgage Loan, the KinderCare Portfolio Pari Passu Note A-2
Mortgage Loan and the KinderCare Portfolio Loan. Such rights may include the review and/or approval of certain actions taken by the Master Servicer or the
Special Servicer in connection with the KinderCare Portfolio Pari Passu Note A-1
Component Mortgage Loan, the KinderCare Portfolio Pari Passu Note A-2 Mortgage
Loan and/or the KinderCare Portfolio Loan. In addition, such holder may (but is not obliged to) purchase the KinderCare Portfolio Whole Loan, if the KinderCare
Portfolio Pari Passu Note A-1 Component Mortgage Loan, the KinderCare Portfolio
Pari Passu Note A-2 Mortgage Loan or the KinderCare Portfolio Loan, as
applicable, is then considered a "Defaulted Mortgage Loan" as more particularly described in the prospectus supplement, at a price generally equal to its (a)
fair value as determined by the Special Servicer (or the Master Servicer or
Trustee if the Special Servicer and the option holder are the same person or affiliated) or (b) unpaid principal balance, plus accrued and unpaid interest on such balance, all related unreimbursed advances (with interest if any), and all accrued special servicing fees and additional trust fund expenses, if the
Special Servicer has not determined its fair value.

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                       20

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1

--------------------------------------------------------------------------------
                                                       TMA BALANCE: $149,625,000
                              COLLATERAL TERM SHEET    TMA DSCR:    3.21x
                              KINDERCARE PORTFOLIO     TMA LTV:     40.76%
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                       21

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1

--------------------------------------------------------------------------------
                                                            BALANCE: $82,850,000
                              COLLATERAL TERM SHEET         DSCR:    1.25x
                        BEYMAN MULTIFAMILY PORTFOLIO III    LTV:     79.89%
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                       22

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1

--------------------------------------------------------------------------------
                                                            BALANCE: $82,850,000
                              COLLATERAL TERM SHEET         DSCR:    1.25x
                        BEYMAN MULTIFAMILY PORTFOLIO III    LTV:     79.89%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                          GACC

LOAN PURPOSE:                         Refinance

ORIGINAL BALANCE:                     $82,850,000

CUT-OFF BALANCE:                      $82,850,000

% BY INITIAL UPB:                     5.04%

INTEREST RATE(1):                     5.792%

PAYMENT DATE:                         1st of each month

FIRST PAYMENT DATE:                   April 1, 2006

MATURITY DATE:                        March 1, 2016

AMORTIZATION:                         Interest only through and including the
                                      payment date occuring on March 1,
                                      2011. Thereafter, amortization is based
                                      on a 30-year schedule.

CALL PROTECTION(1):                   Lockout for 24 months from the
                                      securitization closing date, then
                                      defeasance is permitted. On and after
                                      December 1, 2015, prepayment is
                                      permitted without premium.

SPONSORS:                             Ezra Beyman, Samuel Weiss and Aaron
                                      Silberstien (Mr. Silberstien is only a
                                      sponsor for the Empirian at Waterford
                                      Place Loan)

BORROWERS:                            Empirian Waterford, LLC and Flushing
                                      Waterford, LLC; Empirian at Carrington
                                      Place, LLC; Empirian Cordova, LLC

LOCKBOX:                              Soft

INITIAL RESERVES:                     Taxes:                    $227,123

                                      Insurance:                $36,658

MONTHLY RESERVES:                     Taxes:                    $95,453

                                      Insurance:                $18,329

                                      Replacement:              $15,100
--------------------------------------------------------------------------------

(1)   Represents the weighted average rate, rounded to three decimal places, based on the interest rates of 5.796% for the Carrington Place Loan,
      5.790% for the Cordova Apartments Loan and 5.790% for the Empirian at
      Waterford Place Loan.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE/UNI              $97,471

BALLOON BALANCE/UNIT:                 $90,945

LTV:                                  79.89%

BALLOON LTV:                          74.55%

DSCR(2):                              1.25x
--------------------------------------------------------------------------------

(2)   The sponsors, Ezra Beyman and Samuel Weiss, provided personal guarantees in the aggregate amount of $12,925,000 ($6,240,000 for the Carrington
      Place Loan, $3,750,000 for the Cordova Apartments Loan and $2,935,000 for
      the Empirian at Waterford Place Loan). Each guarantee terminates once the applicable property attains an occupancy percentage of 90% and all three properties individually attain a debt service coverage ratio ("DSCR") of at least 1.25x (based on an amortizing constant). The DSCR shown herein is
      1.25x, on an amortizing basis inclusive of additional credit support for the Beyman Multifamily Portfolio III Loan. The current DSCR during the initial 60-month interest only period is 1.39x and during the amortizing period is 1.16x. See "Additional Collateral" herein for further detail.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET / PORTFOLIO:             Portfolio

PROPERTY TYPE:                        Multifamily

COLLATERAL:                           Three cross-collateralized and
                                      cross-defaulted loans secured by
                                      the borrowers' fee simple interest
                                      in 850 units in 48, two-story
                                      buildings and 11 three-story buildings.

LOCATION:                             Memphis, TN, Cordova, TN and
                                      Charlotte, NC

YEAR BUILT / RENOVATED:               2001-2004 / NAP

PROPERTY MANAGEMENT:                  Empirian Property Management, Inc.
                                      (a borrower affiliate)

OCCUPANCY (AS OF 01/18/2006):         99.6%

UNDERWRITTEN NET CASH FLOW:           $6,745,099

APPRAISED VALUE:                      $103,700,000

APPRAISAL DATE: (EMPIRIAN AT          September 21, 2005 /
   WATERFORD PLACE / CARRINGTON       September 20, 2005 /
   PLACE / CORDOVA APARTMENTS)        September 21, 2005
--------------------------------------------------------------------------------

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                       23

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1

--------------------------------------------------------------------------------
                                                            BALANCE: $82,850,000
                              COLLATERAL TERM SHEET         DSCR:    1.25x
                        BEYMAN MULTIFAMILY PORTFOLIO III    LTV:     79.89%
--------------------------------------------------------------------------------

THE BEYMAN MULTIFAMILY PORTFOLIO III LOAN

THE LOAN. The Beyman Mulitfamily Portfolio III Loan (as defined herein) consists of three cross-collateralized and cross-defaulted ten-year loans secured by first priority mortgages on the borrowers' fee simple interest in three multifamily housing facilities located in Memphis, Tennessee (the "Empirian at
Waterford Place Loan"), Cordova, Tennessee (the "Cordova Apartments Loan") and
Charlotte, North Carolina (the "Carrington Place Loan"; together with the
Empirian at Waterford Place Loan and the Cordova Apartments Loan, the "Beyman
Multifamily Portfolio III Loan"). The Beyman Multifamily Portfolio III Loans are
interest only for the initial five years of their terms and amortize on 30-year schedules thereafter. Based on the combined appraised value of $103.7 million, the borrowers have implied equity of $20.85 million in the properties.

--------------------------------------------------------------------------------------------------------------------------
                                          BEYMAN MULTIFAMILY PORTFOLIO III LOAN

                                               YEAR        LOAN       # OF      APPRAISED                    UNDERWRITTEN
         LOAN NAME               LOCATION      BUILT      AMOUNT      UNITS       VALUE       OCCUPANCY(1)   NET CASH FLOW
--------------------------------------------------------------------------------------------------------------------------

Empirian at Waterford Place     Memphis, TN    2001     $30,320,000   320      $ 38,000,000       99.7%        $2,616,192
Carrington Place               Charlotte, NC   2004      28,290,000   274      $ 35,400,000       99.6%        $2,170,190
Cordova Apartments              Cordova, TN    2003      24,240,000   256      $ 30,300,000       99.6%        $1,958,717
------------------                                       ----------   ---      ------------       -----        ----------
TOTAL/WTD. AVG.                                         $82,850,000   850      $103,700,000       99.6%        $6,745,099
--------------------------------------------------------------------------------------------------------------------------

(1)   All occupancy rates are based on January 18, 2006 rent rolls.

THE BORROWERS. The two borrowers under the Empirian at Waterford Place Loan are tenant-in-common structures with Empirian Waterford, LLC having a 75% ownership interest and Flushing Waterford, LLC having a 25% ownership interest in the
Empirian at Waterford Place Loan. Empirian at Carrington Place, LLC, the
borrower for the Carrington Place Loan, and Empirian Cordova, LLC, the borrower for the Cordova Apartments Loan, are not tenant-in-common structures. All of the borrowers are special-purpose, bankruptcy-remote entities, each with at least one independent director and for which non-consolidation opinions were obtained at closing. The Beyman Multifamily Portfolio III Loan is sponsored by Ezra
Beyman and Samuel Weiss. In association with the Empirian at Waterford Place
Loan, Aaron Silberstien is an additional sponsor as sole owner of Flushing
Waterford, LLC. Ezra Beyman and Samuel Weiss are repeat sponsors of Deutsche
Bank borrowers.

THE PROPERTIES. The property securing the Empirian at Waterford Place Loan is a garden-style apartment complex that consists of 30 two-story Class "A" apartment buildings totaling 320 units located in Memphis, Tennessee, approximately 21 miles southeast of the Memphis central business district. Unit amenities at the
Empirian at Waterford Place property include wall-to-wall carpeting in living areas, kitchens equipped with gas ranges, double-basin sinks, disposals &
refrigerators, ample closets including master bedroom walk-in closets, washer/dryer hook-ups, mini-blinds, gas fireplaces, vaulted ceilings in select units, security alarms, balconies or patios with storage closets and attached garages for all units. Common amenities include gated access, an on-site leasing/management office, clubhouse with fitness center, business center, central laundry facility, two swimming pools and tennis courts.

--------------------------------------------------------------------------------------------------------------------------
                                             EMPIRIAN AT WATERFORD PLACE

                                                                                       AVERAGE RENT          MARKET RENT
       UNIT TYPE                   # OF UNITS         SQUARE FEET PER UNIT(1)           (PER MONTH)          (PER MONTH)
--------------------------------------------------------------------------------------------------------------------------

One Bedroom, One Bath                 119                        801                      $  743             $   720-$780
Two Bedroom, Two Bath                 153                      1,236                      $1,018             $  835-1,150
Three Bedroom, Two Bath                48                      1,432                      $1,439             $1,410-1,525
---------------------------           ---                      -----                      ------             ------------
TOTAL/WTD. AVG.                       320                      1,104                      $  979             $ 878-$1,069
--------------------------------------------------------------------------------------------------------------------------

(1) Weighted average unit size.

The property securing the Carrington Place Loan consists of 11 three-story buildings totaling 274 Class "A" units in a garden-style multifamily complex located in Charlotte, North Carolina, approximately 7.5 miles southwest of the
Charlotte central business district. Unit amenities at the Carrington Place property include a refrigerator, electric stove, dishwasher, garbage disposal, fireplace and security system. Upper floor units at the Carrington Place property have balconies and select

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                       24

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1

--------------------------------------------------------------------------------
                                                            BALANCE: $82,850,000
                              COLLATERAL TERM SHEET         DSCR:    1.25x
                        BEYMAN MULTIFAMILY PORTFOLIO III    LTV:     79.89%
--------------------------------------------------------------------------------

units have attached parking garages. The Carrington Place property's common amenities include an on-site leasing/ management office, a controlled access gate, a clubhouse with a fitness center and children's playroom, a swimming pool, an on-site car wash and laundry facility. The Carrington Place property is extensively landscaped with new and mature trees, a small retention lake, shrubbery, lawns and flower beds.

--------------------------------------------------------------------------------------------------------------------------
                                                     CARRINGTON PLACE
                                                                                       AVERAGE RENT          MARKET RENT
           UNIT TYPE               # OF UNITS         SQUARE FEET PER UNIT(1)           (PER MONTH)          (PER MONTH)
--------------------------------------------------------------------------------------------------------------------------

One Bedroom, One Bath                  74                        796                      $  739             $   685-$875
Two Bedroom, Two Bath                 163                      1,198                      $  940             $  890-1,195
Three Bedroom, Two Bath                37                      1,473                      $1,296             $1,195-1,339
---------------------------           ---                      -----                      ------             ------------
TOTAL/WTD. AVG.                       274                      1,126                      $  934             $ 876-$1,128
--------------------------------------------------------------------------------------------------------------------------

(1)   Weighted average unit size.

The property securing the Cordova Apartments Loan consists of 18 two-story buildings totaling 256 Class "A" units in a garden-style multifamily complex located in Cordova, Tennessee, approximately 21 miles east of the Memphis,
Tennessee central business district. Unit amenities at the Cordova Apartments property include wall-to-wall carpeting in living areas, kitchens equipped with electric ranges, double-basin sinks, garbage disposals and refrigerators, ample closets including master bedroom walk-in closets, washer/dryer hook-ups, mini-blinds, security systems, balconies or patios with storage closets and attached garages for most units (includes automatic garage door openers). Common amenities include gated access, an on-site leasing/management office, clubhouse with fitness center, business center, central laundry facility, one swimming pool and a carwash. The Cordova Apartments property landscaping is extensive and includes trees, shrubbery, lawns and flower beds as well as an automatic irrigation system.

--------------------------------------------------------------------------------------------------------------------------
                                                    CORDOVA APARTMENTS
                                                                                       AVERAGE RENT          MARKET RENT
           UNIT TYPE               # OF UNITS         SQUARE FEET PER UNIT(1)           (PER MONTH)          (PER MONTH)
--------------------------------------------------------------------------------------------------------------------------

One Bedroom, One Bath                  80                        790                      $  735             $   700-$785
Two Bedroom, Two Bath                 116                      1,148                      $  927             $  955-1,085
Three Bedroom, Two Bath                60                      1,421                      $1,435             $1,335-1,535
---------------------------           ---                      -----                      ------             ------------
TOTAL/WTD. AVG.                       256                      1,100                      $  986             $ 964-$1,097
--------------------------------------------------------------------------------------------------------------------------

(1)   Weighted average unit size.

THE MARKET. The Empirian at Waterford Place and the Cordova Apartments
properties are located within the Memphis, Tennessee metropolitan statistical area ("MSA"). With a population of approximately 700,000, Memphis is the largest city in Tennessee and the 18th largest city in the United States. As of the second quarter 2005, the Memphis MSA has over a million residents and accounts for slightly over 20% of Tennessee's population. The Empirian at Waterford Place property and the Cordova Apartments property are located within the Poplar
Pike/Germantown/Poplar Cordova submarket. The submarket, which consists of approximately 66 multifamily properties and 18,467 apartment units, exhibited a
9.1% vacancy rate, as of the second quarter 2005.

The appraiser identified separate competitive sets for the Empirian at Waterford
Place property and for the Cordova Apartments property. The Empirian at
Waterford Place competitive set, which consists of five comparable multifamily properties, exhibited an average vacancy rate of 2%, as of the second quarter
2005. Per the January 18, 2006 rent roll, the Empirian at Waterford Place property was 99.7% occupied. The Cordova Apartments competitive set, which consists of five comparable multifamily properties, exhibited an average vacancy rate of 2%, as of the second quarter 2005. Per the January 18, 2006 rent roll, the Cordova Apartments property was 99.6% occupied.

The Carrington Place property is located in the Charlotte, North Carolina MSA, which contains approximately 18% of the total population in the State of North
Carolina. As of October 2005, the Charlotte MSA exhibited an average unemployment rate of approximately 5.5%, which was in-line with the national average. As of the second quarter 2005, the Charlotte market, which

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                       25

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1

--------------------------------------------------------------------------------
                                                            BALANCE: $82,850,000
                              COLLATERAL TERM SHEET         DSCR:    1.25x
                        BEYMAN MULTIFAMILY PORTFOLIO III    LTV:     79.89%
--------------------------------------------------------------------------------

consisted of approximately 395 properties and 77,388 apartments units, exhibited a multifamily occupancy rate of 90.8%. The Carrington Place property is located in the North Pineville multifamily submarket. The North Pineville submarket, which consists of approximately 51 properties and 11,322 apartment units, exhibited an 8.8% vacancy rate, as of the second quarter 2005.

The Carrington Apartments competitive set, which consists of seven comparable properties, exhibited an average vacancy rate of 5%, as of the second quarter
2005. Per the January 18, 2006 rent roll, the Carrington Place property was
99.6% occupied. In addition, the appraiser concluded that the rental rates at the Carrington Apartments property were in-line with the competitive set average.

PROPERTY MANAGEMENT. The properties are managed by Empirian Property Management,
Inc., an affiliate of the borrower.

LOCKBOX/CASH MANAGEMENT: The Beyman Multifamily Portfolio III Loan has been structured with a soft lockbox with springing cash management upon an event of default.

RESERVES: In addition to ongoing tax and insurance reserves, for the initial three years of the Beyman Multifamily Portfolio III Loans, each borrower is required to deposit $200 per unit per year for replacements (the "Beyman
Multifamily Portfolio III Loans Replacement Reserve"). Beginning on the fourth anniversary through the maturity of the Beyman Multifamily Portfolio III Loans, the amount to be deposited in the Beyman Multifamily Portfolio III Loans
Replacement Reserve is required to be $250 per unit per year.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not permitted.

ADDITIONAL COLLATERAL. As additional credit support, the Beyman Multifamily
Portfolio III Loan is structured with sponsor guarantees in the aggregate amount of $12,925,000 (the "Sponsor Guarantees") from Ezra Beyman and Samuel Weiss;
$6,240,000 for the Carrington Place Loan, $3,750,000 for the Cordova Apartments
Loan and $2,935,000 for the Empirian at Waterford Place Loan. Each of the
Sponsor Guarantees is required to be released once (i) the applicable property attains a minimum occupancy rate of 90% and (ii) all three Beyman Multifamily
Portfolio III Loan properties achieve a debt service coverage ratio of 1.25x on an amortizing basis (based on the applicable gross loan amount and trailing
12-month income less the greater of underwritten or trailing 12-month expenses).

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                       26

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1

--------------------------------------------------------------------------------
                                                            BALANCE: $82,850,000
                              COLLATERAL TERM SHEET         DSCR:    1.25x
                        BEYMAN MULTIFAMILY PORTFOLIO III    LTV:     79.89%
--------------------------------------------------------------------------------

PROPERTY RELEASE. At any time after the expiration of the Beyman Multifamily
Portfolio III Loan's lockout period, any of the Beyman Multifamily Portfolio III
Loans may be released and uncrossed upon defeasance of the applicable Beyman
Multifamily Portfolio III Loan, subject to the satisfaction of certain conditions including, but not limited to (i) the delivery of defeasance collateral in an amount sufficient to defease 110% of the outstanding principal balance of the loan to be released (with the extra 10% deposited into a reserve account as additional collateral for the remaining Beyman Multifamily Portfolio
III Loan) and (ii) the remaining Beyman Multifamily Portfolio III Loan maintains
(a) a loan-to-value ratio no greater than 80% and (b) a minimum debt service coverage ratio of 1.20x. The Beyman Multifamily Portfolio III Loan documents also provide for the release of any Beyman Multifamily Portfolio III Loan from the crossed structure in connection with a sale and assumption of any of the
Beyman Multifamily Portfolio III Loans, subject to the satisfaction of certain conditions including, but not limited to (i) the properties each maintaining (a)
a loan-to-value ratio no greater than 80% and (b) a minimum debt service coverage ratio of 1.10x and (ii) if the Sponsor Guarantee and recourse provisions are in effect at the time of transfer, the remaining borrower(s) must deposit cash in an amount equal to the applicable recourse amount to be held as additional collateral until the applicable remaining Beyman Multifamily
Portfolio III property or properties maintain a minimum (1) occupancy rate of
90% and (2) debt service coverage ratio of 1.25x.

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                       27

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1

--------------------------------------------------------------------------------
                                                            BALANCE: $82,850,000
                              COLLATERAL TERM SHEET         DSCR:    1.25x
                        BEYMAN MULTIFAMILY PORTFOLIO III    LTV:     79.89%
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                       28

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                       29

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1

--------------------------------------------------------------------------------
                                                            BALANCE: $54,999,999
                              COLLATERAL TERM SHEET         DSCR:    1.29x
                                  33 WASHINGTON             LTV:     72.37%
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                       30

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1

--------------------------------------------------------------------------------
                                                            BALANCE: $54,999,999
                              COLLATERAL TERM SHEET         DSCR:    1.29x
                                  33 WASHINGTON             LTV:     72.37%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                          GECC

LOAN PURPOSE:                         Refinance

ORIGINAL PRINCIPAL BALANCE            $54,999,999

CUT-OFF PRINCIPAL BALANCE             $54,999,999

% BY INITIAL UPB:                     3.35%

INTEREST RATE:                        5.170%

PAYMENT DATE:                         1st of each month

FIRST PAYMENT DATE:                   January 1, 2006

MATURITY DATE:                        December 1, 2015

AMORTIZATION:                         Interest only through and including the
                                      payment occurring December 1, 2010.
                                      Thereafter amortization is based on a
                                      30-year schedule.

CALL PROTECTION:                      Lockout for 24 months from securitization
                                      closing date, then defeasance is
                                      permitted. On and after September 1, 2015
                                      prepayment can be made without premium.

SPONSOR:                              Clifford Stein

BORROWER:                             SRA/33 Washington, L.P.

LOCKBOX(1):                           Springing Hard

INITIAL RESERVES:                     Tax:              $135,048

                                      Insurance:        $59,992

                                      TI/LC(2):         $1,500,000

                                      Engineering:      $14,775

MONTHLY RESERVES:                     Tax:              $67,524

                                      Insurance:        $11,998

                                      Replacement(3):   $6,845
--------------------------------------------------------------------------------

(1)   A lockbox was established at closing and is required to be a hard lockbox if DSCR falls below 1.00x for one calendar quarter or there is an event of default under the 33 Washington Loan.

(2)   After the third year of the 33 Washington Loan, so as long the property maintains a minimum economic occupancy of 89%, TI/LC escrow may be reduced to $1,000,000.

(3)   Capped at $246,420.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE PSF:             $134

BALLOON BALANCE PSF:                  $124

LTV:                                  72.37%

BALLOON LTV:                          66.91%

DSCR(1):                              1.29x/1.62x
--------------------------------------------------------------------------------

(1)   DSCR shown on a 30-year amortization schedule and during interest only period, respectively.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET / PORTFOLIO:             Single Asset

PROPERTY TYPE:                        Office

COLLATERAL:                           Fee Simple interest in a
                                      Class "B" office building.

LOCATION:                             Newark, NJ

YEAR BUILT/RENOVATED:                 1970/2001

TOTAL AREA:                           410,693 square feet

PROPERTY MANAGEMENT:                  Savitar Realty Advisors

OCCUPANCY (AS OF 11/07/2005):         94.6%

UNDERWRITTEN NET CASH FLOW:           $4,664,987

APPRAISED VALUE:                      $76,000,000

APPRAISAL DATE:                       September 20, 2005
--------------------------------------------------------------------------------

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                       31

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1

--------------------------------------------------------------------------------
                                                            BALANCE: $54,999,999
                              COLLATERAL TERM SHEET         DSCR:    1.29x
                                  33 WASHINGTON             LTV:     72.37%
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                  MAJOR OFFICE TENANTS
                                                                           LEASE           LEASE           RATINGS
          TENANTS                  NRSF     % NRSF       RENT PSF       COMMENCEMENT     EXPIRATION        (S/F/M)
-------------------------------------------------------------------------------------------------------------------

Blue Cross & Blue Shield          119,702    29.1%        $ 7.35(1)          1997        10/31/2007       A/NR/NR(2)
State of New Jersey                86,579    21.1%        $21.94          2002, 2005     Various(3)       AA/NR/Aa3
Wilson, Elser, Moskowitz           47,119    11.5%        $18.77             2000        11/30/2010       Not Rated
Commonwealth Business Media        43,777    10.7%        $18.79          2002, 2003     08/31/2010       Not Rated
-------------------------------------------------------------------------------------------------------------------

(1)   The appraiser noted that Blue Cross & Blue Shield has below market rents.
      All 2005 leases at the property were for at least $20 per square foot.
      Blue Cross & Blue Shield has two five-year renewal options based on the greater of $7.35 per square foot or 90% of the market rate.

(2)   Rating of Horizon Blue Cross Blue Shield, licensee of Blue Cross & Blue
      Shield and occupant of space.

(3)   The State of New Jersey leases 30,000 square feet that expires on
      September 30, 2012, 24,700 square feet that expires on December 31, 2006,
      22,466 square feet that expires on February 28, 2007, and 9,413 square feet that expires on March 1, 2007.

----------------------------------------------------------------------------------------------------------------------------
                                                LEASE ROLLOVER SCHEDULE(1)

                         # OF LEASES     EXPIRING    % OF TOTAL     CUMULATIVE    CUMULATIVE %     BASE RENT     % OF BASE
   YEAR OF EXPIRATION     EXPIRING          SF           SF          TOTAL SF     OF TOTAL SF      EXPIRING    RENT ROLLING
----------------------------------------------------------------------------------------------------------------------------

          2006                1           24,700         6.0%         24,700          6.0%         $  509,818       8.0%
          2007                6          168,025        40.9         192,725         46.9%          1,882,129      29.4
          2008                2           25,260         6.2         217,985         53.1%            571,630       8.9
          2009                3            9,428         2.3         227,413         55.4%            211,925       3.3
          2010               11          127,568        31.1         354,981         86.4%          2,431,008      38.0
          2011               --               --          --         354,981         86.4%                 --        --
          2012                1           30,000         7.3         384,981         93.7%            727,334      11.4
          2013                2            1,440         0.4         386,421         94.1%             62,972       1.0
          2014               --               --          --         386,421         94.1%                 --        --
          2015                1             160           --         386,581         94.1%              5,100       0.1
          Vacant             --           24,112         5.9         410,693        100.0%            417,790        --
                             --          -------       -----                                       ----------     -----
          TOTAL              27          410,693       100.0%                                      $6,819,706     100.0%
----------------------------------------------------------------------------------------------------------------------------

(1)   Information obtained from underwritten rent roll.

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                       32

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1

--------------------------------------------------------------------------------
                                                            BALANCE: $54,999,999
                              COLLATERAL TERM SHEET         DSCR:    1.29x
                                  33 WASHINGTON             LTV:     72.37%
--------------------------------------------------------------------------------

THE 33 WASHINGTON LOAN

THE LOAN. The 33 Washington Loan is secured by a first mortgage on 33 Washington
Street, a 410,693 square foot, 19 story, Class "B" office building, constructed in 1970, renovated in 2001, and located in the central business district of
Newark, New Jersey.

THE BORROWER. The borrower is SRA/33 Washington, L.P., a single purpose entity whose managing member has an independent director. The sponsor of the borrower is Clifford Stein. Mr. Stein's commercial real estate holdings include interests in 11 office, retail and warehouse properties.

THE PROPERTY. Built in 1970 and renovated in 2001, 33 Washington is a Class "B"
office building located in the central downtown portion of Newark, New Jersey.
Parking is provided for approximately 240 cars allocated among 148 spaces in an open lot and 92 carport spaces.

33 Washington has frontage along Washington Street, James Street, and University
Avenue, and is across the street from Washington Park, resulting in good light and views. Access to the property is excellent with major highways, such as the
New Jersey Turnpike and Garden State Parkway, encircling the market area. These highways provide direct access to New Brunswick and Philadelphia to the south and New York City to the north and east. The property is less than one mile from
Newark Penn Station, which serves as the western terminus for the Newark-World
Trade Center line of the PATH train and the southern terminus of the Newark City
Subway and which the property provides a shuttle service to. In addition, a new
Newark City Subway subway stop is being constructed less than 200 yards from the property.

SIGNIFICANT TENANTS. The property is 94.6% occupied by 19 tenants. The four largest tenants are as follows:

      BLUE CROSS & BLUE SHIELD (not rated) occupies 119,702 square feet (29.1%
      of net rentable area and 12.9% of the net rentable income) at a rent of
      $7.35 per square foot, with a lease expiration of October 31, 2007.
      Horizon Blue Cross Blue Shield (rated: "A" by S&P), the only licensed Blue
      Cross & Blue Shield plan in New Jersey, provides health insurance converge to nearly three million people throughout New Jersey. Blue Cross & Blue
      Shield offers managed care, Medicare, and traditional indemnity health plans for individuals. Blue Cross & Blue Shield has two five-year renewal options based on the greater of $7.35 per square foot or 90% of market.
      Additionally the company has spent a considerable amount of their own funds on tenant improvements. The appraiser noted the Blue Cross & Blue
      Shield rents were below market.

      STATE OF NEW JERSEY (rated: "AA" by S&P and "Aa3" by Moody's) occupies
      86,579 square feet (21.1% of net rentable area and 27.9% of the net rentable income) at a rent of $21.94 per square foot. The State of New
      Jersey leases 30,000 square feet that expires on September 30, 2012,
      24,700 square feet that expires on December 31, 2006, 22,466 square feet that expires on February 28, 2007, and 9,413 square feet that expires on
      March 1, 2007. Two of the state agencies located at 33 Washington are the
      New Jersey Office of Administrative Law, an independent arbiter of disputes arising from agency actions, and the New Jersey Department of
      Human Services, the state's social services agency which serves more than one million residents of New Jersey.

      WILSON, ELSER, MOSKOWITZ (not rated) occupies 47,119 square feet (11.5% of net rentable area and 13.0% of the net rentable income) at a rent of
      $18.77 per square foot, with a lease expiration of November 30, 2010.
      Headquartered in New York, Wilson, Elser, Moskowitz has 19 offices throughout the United States, one in London, and affiliates in France and
      Germany. With more than 700 lawyers, the firm is known for being the largest insurance defense firm in the world and ranked among the top law firms in America.

      COMMONWEALTH BUSINESS MEDIA (not rated) occupies 43,777 square feet (10.7%
      of net rentable area and 12.1% of the net rentable income) at a rent of
      $18.79 per square foot, with a lease expiration of August 31, 2010.
      Founded in 2000, Commonwealth Business Media has 13 offices around the globe and publishes directories, databases and magazines in the transportation, international trade, classical music and commercial credit markets. The company was formed with the acquisition of certain assets of
      Primedia Information, Inc.

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                       33

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1

--------------------------------------------------------------------------------
                                                            BALANCE: $54,999,999
                              COLLATERAL TERM SHEET         DSCR:    1.29x
                                  33 WASHINGTON             LTV:     72.37%
--------------------------------------------------------------------------------

THE MARKET. The property is located in the northern New Jersey office market. As of the end of year-end 2005, this market had an overall occupancy rate of 86.9%
and an average asking rental rate of $24.98 per square foot.

As of year-end 2005, the Newark submarket had an overall occupancy rate of 85.6%
with an average asking rental rate of $24.98 per square foot. Class "B" overall occupancy for the submarket was 84.6% with an average asking rental rate of
$24.49 per square foot.

According to a CoStar office report, as of year-end 2005 there were no office buildings under construction in the Newark submarket.

For comparable properties the appraiser reported occupancy rates at 10% to 100%, with the average of those properties at approximately 92% (the appraiser noted
that the property with the 10% occupancy rate was completely renovated and had approximately one month of leasing activity). Corresponding rental rates ranged from $19.50 to $36.00, with a weighted average of approximately $25.78. 33
Washington's occupancy and average rent were 94.6% and $15.59, respectively.

For 2005, within a three-mile radius of 33 Washington, the population was estimated to be 369,059 and the average household income was estimated to be
$46,486.

PROPERTY MANAGEMENT. The property is managed by Savitar Realty Advisors, an affiliate of the sponsor.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS.  Not permitted.

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                       34

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1

--------------------------------------------------------------------------------
                                                            BALANCE: $54,999,999
                              COLLATERAL TERM SHEET         DSCR:    1.29x
                                  33 WASHINGTON             LTV:     72.37%
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                       35

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1

--------------------------------------------------------------------------------
                                                        TMA BALANCE: $50,000,000
                              COLLATERAL TERM SHEET     TMA DSCR:    1.56x
                                  JAMES CENTER          TMA LTV:     77.92%
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                       36

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1
--------------------------------------------------------------------------------
                                                        TMA BALANCE: $50,000,000
                              COLLATERAL TERM SHEET     TMA DSCR:    1.56x
                                  JAMES CENTER          TMA LTV:     77.92%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                          GACC

LOAN PURPOSE:                         Acquisition

ORIGINAL TMA BALANCE(1):              $50,000,000

CUT-OFF TMA BALANCE(1):               $50,000,000

% BY INITIAL UPB:                     3.04%

INTEREST RATE:                        5.220%

PAYMENT DATE:                         1st of each month

FIRST PAYMENT DATE:                   February 1, 2006

ANTICIPATED PREPAYMENT                January 1, 2016
DATE:

MATURITY DATE:                        January 1, 2036

AMORTIZATION:                         Interest only

CALL PROTECTION:                      Lockout for 24 months from securitization
                                      closing date, then defeasance is
                                      permitted. On and after October 1, 2015,
                                      prepayment permitted without premium.

SPONSOR:                              Joseph Jerome

BORROWER:                             James Center Property LLC

PARI PASSU DEBT(1):                   $100,000,000

LOCKBOX:                              Hard

INITIAL RESERVES(2):                  Tax:                  $307,400

                                      Insurance:            $81,541

                                      Immediate Repairs:    $39,756

                                      Free Rent(3):         $1,443,831

                                      TI/LC Holdback:       $2,100,000

                                      Marsh Leasing
                                      Reserve:              $930,957

                                      Mercer Leasing

                                      Reserve:              $1,048,950

                                      Replacements:         $12,178

MONTHLY RESERVES(2):                  Tax:                  $307,400(4)

                                      Insurance:            $6,795

                                      Replacements:         $12,178

                                      TI/LC:                Springing
--------------------------------------------------------------------------------

(1)   The original trust mortgage asset ("TMA") amount of $50,000,000 represents the A-2 Note from a first mortgage loan in the original principal amount of $150,000,000 (the "James Center Whole Loan"). The $100,000,000 pari passu A-1 Note is not included in the trust and was contributed to the
      GMAC 2006-C1 trust. Unless otherwise noted, all numbers under the heading
      "Financial Information" are based on the James Center Whole Loan balance as of the cut-off date.

(2)   See "Reserves" herein.

(3)   Consists of two letters of credit: (i) $1,193,831, representing 12 months of base rent and underwritten reimbursement from two tenants (Mercer Human
      Resources, Inc. and Marsh USA, Inc.) and (ii) $250,000, representing six months of base rent under a master lease with a borrower affiliate.

(4)   The borrower under the James Center Loan documents is required to deposit
      $307,400 into the tax reserve until June 1, 2006, thereafter, the amount the borrower is required to deposit in the tax reserve is equal to 1/12 of the amount lender reasonably requires to be deposited.

--------------------------------------------------------------------------------
                            FINANCIAL INFORMATION(1)
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE PS$:             154

BALLOON BALANCE PSF:                  $154

LTV:                                  77.92%

BALLOON LTV:                          77.92%

DSCR:                                 1.56x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET / PORTFOLIO:             Single Asset

PROPERTY TYPE:                        Office

COLLATERAL:                           Fee simple interest in a Class "A"
                                      office complex.

LOCATION:                             Richmond, VA

YEAR BUILT / RENOVATED:               1985 / 2005

TOTAL AREA:                           974,268 square feet

PROPERTY MANAGEMENT:                  J.E.M.B. Realty Corp.
                                      (a borrower affiliate)

OCCUPANCY (AS OF 11/01/2005):         94.6%

UNDERWRITTEN NET CASH FLOW:           $12,369,982

APPRAISED VALUE:                      $192,500,000

APPRAISAL DATE:                       September 12, 2005
--------------------------------------------------------------------------------

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                       37

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1

--------------------------------------------------------------------------------
                                                        TMA BALANCE: $50,000,000
                              COLLATERAL TERM SHEET     TMA DSCR:    1.56x
                                  JAMES CENTER          TMA LTV:     77.92%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                      RATINGS                 % OF TOTAL     LEASE
              TENANTS               (S/M/F)(5)         SF        SF        EXPIRATION    RENT PSF
--------------------------------------------------------------------------------------------------

McGuire Woods, LLP(1)                Not Rated      214,336      22.0%     08/31/2015     $21.80
Wachovia Bank, N.A.                  A+/Aa3/AA-     145,688      15.0      06/14/2012     $23.75
Williams Mullen                      Not Rated       97,126      10.0      06/30/2010     $21.32
Davenport & Company LLC(2)           Not Rated       90,649       9.3      08/31/2012     $16.40
Mercer Human Resources, Inc.(3)     BBB/Baa2/BBB     28,350       2.9      06/30/2016     $14.11
YMCA of Greater Richmond             Not Rated       27,247       2.8      12/31/2009     $10.00
KPMG LLP                             Not Rated       26,652       2.7      12/31/2011     $18.01
Marsh USA, Inc.(3)                  BBB/Baa2/BBB     25,161       2.6      06/30/2016     $14.11
Master Lease(4)                      Not Rated       25,000       2.6      12/14/2010     $20.00
Kaufman & Canoles                    Not Rated       21,636       2.2      05/31/2013     $14.02
-----------------                                   -------     -----                     ------
TOTAL / WTD. AVG.                                   701,845      72.0%                    $19.95
--------------------------------------------------------------------------------------------------

(1)   Excludes (i) 2,024 square feet of expansion space in One James Center for which McGuire Woods LLP has exercised an expansion option and (ii) 19,719 square feet of new space that McGuire Woods LLP will be taking in Three
      James Center and for which a new lease is currently out for signature.
      McGuire Woods LLP is expected to take occupancy of both spaces and begin paying rent by June 1, 2006.

(2)   6,160 square feet expires on July 31, 2008.

(3)   $1,048,950 and $930,957 is held in escrow by First American Title Company, which amounts are available to Mercer Human Resources, Inc. and Marsh USA,
      Inc., respectively, in connection with tenant improvements. Such amounts are not controlled by the lender and are not available as additional collateral for the James Center Loan.

(4)   Master lease to an affiliate of the borrower with a term of five years, subject to early termination and expiration as described in the James
      Center Loan documents. Rent payments under the master lease are not required to be deposited in the lockbox account, except upon the occurrence of certain trigger events.

(5)   Credit ratings are of the parent company whether or not the parent company guarantees the leases.

---------------------------------------------------------------------------------------------------------------------------
                                                 LEASE ROLLOVER SCHEDULE(1)
                           # OF LEASES    EXPIRING    % OF TOTAL    CUMULATIVE    CUMULATIVE %     BASE RENT     % OF BASE
YEAR OF EXPIRATION          EXPIRING         SF           SF         TOTAL SF     OF TOTAL SF    EXPIRING(2)   RENT ROLLING
---------------------------------------------------------------------------------------------------------------------------

        2005                   3          15,973         1.6%        15,973          1.6%        $   233,222       1.3%
        2006                  12          49,272         5.1         65,245          6.7%        $   924,692       5.2
        2007                   4          13,376         1.4         78,621          8.1%        $   248,058       1.4
        2008                   8          25,456         2.6        104,077         10.7%        $   438,786       2.5
        2009                   8          66,993         6.9        171,070         17.6%        $   895,777       5.0
      2010(3)                  8         188,265        19.3        359,335         36.9%        $ 3,393,255      19.1
        2011                   1          26,652         2.7        385,987         39.6%        $   480,003       2.7
        2012                   3         230,177        23.6        616,164         63.2%        $ 5,234,594      29.5
        2013                   2          37,164         3.8        653,328         67.1%        $   481,909       2.7
        2014                  --              --          --        653,328         67.1%                 --        --
        2015                   1         214,336        22.0        867,664         89.1%        $ 4,673,590      26.3
2016 and thereafter            2          53,511         5.5        921,175         94.6%        $   755,040       4.3
       Vacant                 --          53,093         5.4        974,268        100.0%                 --        --
       ------                 --         -------       -----                                                     -----
       TOTAL                  52         974,268       100.0%                                    $17,758,925     100.0%
---------------------------------------------------------------------------------------------------------------------------

(1)   Information was obtained from underwritten rent roll.

(2)   "Base Rent Expiring" includes income from the McGuire Woods LLP expansion space and the Marsh USA, Inc. and the Mercer Human Resources, Inc. spaces for which tenants are not yet in occupancy or paying rent.

(3)   "2010" includes a 25,000 square foot master lease with a borrower affiliate.

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                       38

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1

--------------------------------------------------------------------------------
                                                        TMA BALANCE: $50,000,000
                              COLLATERAL TERM SHEET     TMA DSCR:    1.56x
                                  JAMES CENTER          TMA LTV:     77.92%
--------------------------------------------------------------------------------

THE JAMES CENTER LOAN

THE LOAN. The James Center Whole Loan is secured by a first priority mortgage on the borrower's fee simple interest in a 974,268 square foot Class "A" office complex located in the central business district of Richmond, Virginia. The
James Center loan, (the "James Center Loan") with a cut-off date principal balance of $50,000,000, is a ten-year interest only loan which has an anticipated prepayment date of January 1, 2016 (the "APD"). In addition to the
James Center Loan, there is a pari passu $100,000,000 A-1 note (the "James
Center Companion Loan") that has the same interest rate, maturity date and amortization term as the James Center Loan. The James Center Companion Loan was
sold in the GMAC Series 2006-C1 securitization.

THE BORROWER. The borrower, James Center Property LLC, a Delaware limited liability company, is a single-purpose, bankruptcy-remote entity for which a non-consolidation opinion was obtained at closing. The borrower is sponsored by
Joseph Jerome.

The borrower acquired the James Center property as part of a "reverse" exchange permitted under Section 1031 of the United States Internal Revenue Code (the
"IRC"). At origination, the 100% equity owner and sole member of James Center
Operating LLC, which is the 100% equity owner and sole member of the borrower was Strawberry Acquisitions Inc., which is an entity that acts as a "qualified intermediary" under IRC regulations. Pursuant to IRC regulations, Strawberry
Acquisitions Inc., as nominee of the borrower, will hold indirect ownership of the James Center property until the date that is the earlier to occur of: (i)
the expiration of the 180-day period from December 14, 2005 or (ii) the sale of another property owned by an affiliate of the borrower to complete the exchange
(such time, the "Exchange Date"). On the Exchange Date, either Herald Towers,
LLC or James Center Acquisition LLC (as applicable, the "Exchange Owner") will become the sole member of James Center Operating LLC, pursuant to 1031 exchange documents and assignment and assumption documents that have been pre-approved by the lender.

NRFC WA Holdings, LLC ("NRFC"), which is an indirect wholly-owned subsidiary of
NorthStar Realty Finance L.P., either owns, in the case of James Center
Acquisition LLC, or on the Exchange Date will own, in the case of Herald Towers
LLC, a $23,300,000 preferred equity interest in the Exchange Owner. The preferred equity interest is entitled to an annual preferred return, payable monthly in arrears, which accrues at the annual rate of 13%. If there is not sufficient cash flow to pay the entire accrued preferred return in any given month, then during the period commencing December 14, 2005 to, but not including, December 31, 2008, the portion of the preferred return over 9% per annum may be deferred to the extent there is insufficient cash flow and during the period commencing December 31, 2008 to, but not including, December 31,
2010, the portion of the preferred return over 11% per annum may be deferred to the extent there insufficient cash flow. The full amount of the preferred equity of $23,300,000 must be redeemed and all deferred and accrued interest must be paid by no later than December 14, 2012 (the "Mandatory Outside Redemption
Date"). Nevertheless, the preferred equity may not be redeemed prior to December
14, 2010. If the preferred return is not paid when due or if the preferred equity is not redeemed on or before the Mandatory Outside Redemption Date or upon certain other change of control events, NRFC has the right, among other remedies, to take over the control of the Exchange Owner but is not entitled to become the common member of the Exchange Owner. The rights of NRFC to pledge or transfer its preferred interest in the Exchange Owner are subject to the transfer provisions of the James Center Loan documents.

THE PROPERTY. The property securing the James Center Loan consists of a Class
"A" office complex that contains approximately 974,268 square feet of net rentable area on 4.12 acres of land. The property consists of three separate buildings with 14, 21, and 22 stories, respectively, located on 901, 1021 & 1051
East Cary Street, in the central business district of Richmond, Virginia.
Amenities at the property include a security system on every floor of the parking garages, a YMCA with a full fitness club, restaurants, retail shops, a private dining club for members only, a bank, access to an Omni Hotel, a garden style atrium and lobbies finished in white and red Italian marble.

SIGNIFICANT TENANTS. As of November 1, 2005, the property was 94.6% occupied.
The property has a diverse tenant roster of 48 tenants totaling 974,268 square feet with 19 of the 48 tenants being credit rated by S&P, Moody's and/or Fitch
(representing 297,326 square feet or 30.5% of the net rentable area). Fifteen of the 19 tenants are rated investment grade and

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                       39

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1

--------------------------------------------------------------------------------
                                                        TMA BALANCE: $50,000,000
                              COLLATERAL TERM SHEET     TMA DSCR:    1.56x
                                  JAMES CENTER          TMA LTV:     77.92%
--------------------------------------------------------------------------------

comprise 266,237 square feet or 27.3% of the net rentable area of the property.
The four largest tenants (56.2% of the net rentable area) have been in occupancy at the property for an average of 18 years and three of the top four tenants have been in occupancy since the property's construction in 1985-1987. These four tenants are described below:

      MCGUIRE WOODS LLP (214,336 square feet, 22.0% of net rentable area) has been in occupancy at the property for more than 20 years and is the largest tenant with a lease expiration in August of 2015. McGuire Woods
      LLP is a full service law firm with 725 lawyers and 15 strategically located offices worldwide. Headquartered at the property, McGuire Woods
      LLP uses client-focused teams to serve public, private, government and non-profit clients from a variety of industries including automotive, energy resources, health care, technology and transportation. McGuire
      Woods LLP serves clients using the resources and experiences of attorneys working from eight legal departments and more than 80 areas of practice, thus meeting clients needs from virtually any area of law. Founded in
      1834, McGuire Woods LLP has a long history of growth through mergers with predecessor firms in existing markets, as well as client-centered expansion into new markets.

      WACHOVIA BANK, N.A. (145,688 square feet, 15.0% of net rentable area) has occupied its space for more than 18 years. Wachovia Bank, N.A. is the fourth largest bank holding company in the United States with assets of over $426.8 billion as of December 31, 2004. Wachovia Bank, N.A. provides financial services to retail, brokerage and corporate customers throughout the east coast and the United States. Wachovia Bank, N.A. operates full-service banking offices in 15 states and Washington, D.C. and offers full service brokerage with 688 offices in 49 states and global services through 32 international offices. As of December 31, 2005, Wachovia Bank,
      N.A. had revenue of over $25.65 billion, net income of over $6.43 billion and a market capitalization of $87.24 billion.

      WILLIAMS MULLEN (97,126 square feet, 10.0% of net rentable area) has been in occupancy for nearly 18 years and is the third largest tenant at the property. Williams Mullen provides comprehensive legal services to companies whose businesses range from regional and national to global.
      With offices in Virginia, Washington D.C. and London, Williams Mullen's
      legal team brings its experience and expertise to solving a myriad of legal needs. Founded in 1909 as a tax and trust-and-estate focused group,
      Williams Mullen has expanded to include 30 different practice areas. With
      244 attorneys, Williams Mullen continues to grow and effectively respond to the changing needs of its clients.

      DAVENPORT & COMPANY LLC (90,649 square feet, 9.3% of net rentable area) is the fourth largest tenant at the property and has occupied its space for more than 13 years. Davenport & Company LLC is the largest independent stock brokerage firm in Virginia. Davenport & Company LLC offers a complete range of investment services, including comprehensive stock and bond brokerage, investment managements, research, financial planning, insurance, public finance and corporate finance services. Davenport &
      Company LLC is a New York Stock Exchange member firm, a member of the
      National Association of Securities Dealers and a Registered Investment
      Advisor under the Investment Advisors Act of 1940. Headquartered at the
      property, Davenport & Company LLC has 18 branch offices in Virginia, North
      Carolina and Maryland. Davenport & Company LLC employs over 450 associates, including more than 150 Investment Executives. As of December
      31, 2004, Davenport & Company LLC reported total assets of $83,959,434 and total liabilities less members interests of $58,691,351.

THE MARKET. The property is situated in downtown Richmond within close proximity to State and Federal buildings and courthouses. The property's location, between the Virginia State Capitol Building and the Haxall Canal, offers superior views of these Richmond landmarks and of the James River. The property's location, in the heart of downtown Richmond, provides direct access to not only the City of
Richmond but more specifically to Shockoe Slip, Shockoe Bottom and the entire
River District, which are all within walking distance from the property. The
River District is home to many of Richmond's best restaurants, shopping venues and nightlife. In addition, the property is within a mile of Route 95, 64 and the downtown expressway (Interstate 195).

The Richmond central business district consists of approximately four million square feet of Class "A" office space with an average vacancy rate, including sublet space, of 7.7%. The primary competitive set (in the chart immediately below) includes six buildings totaling 2.5 million square feet, with an average vacancy of 8.0%. The appraiser estimated a market vacancy of

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                       40

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1

--------------------------------------------------------------------------------
                                                        TMA BALANCE: $50,000,000
                              COLLATERAL TERM SHEET     TMA DSCR:    1.56x
                                  JAMES CENTER          TMA LTV:     77.92%
--------------------------------------------------------------------------------

6% for Class "A" buildings in the Richmond central business district. The average asking rent for Class "A" space has continued to trend upward and is currently estimated at $23.50 per square foot, 18% higher than the property's average rent of $19.28 per square foot. Costar and REIS forecast a steady decrease in vacancy due to expected increases in demand coupled with the limited supply of Class "A" properties in the area. The property's primary competition is limited to a handful of properties, although, none have the combination of amenities and location, which was a key to luring Marsh USA, Inc. and Mercer
Human Resources, Inc. from the competitive subset.

-----------------------------------------------------------------------------------------------
                               PRIMARY COMPETITIVE SET(1)
                                      NET RENTABLE                          ASKING RENTAL RATE
            BUILDING NAME             SQUARE FEET             OCCUPANCY      PER SQUARE FOOT
-----------------------------------------------------------------------------------------------

James Center(2)                          974,268                94.6%               $19.90
Riverfront Plaza                         889,604                96.0%               $26.50
Federal Reserve Building                 700,000                94.1%               $18.00
Riverside on the James                   263,066                67.5%               $26.50
SunTrust Building                        450,000                96.5%               $18.00
One Shockoe Plaza                        118,518               100.0%               $22.00
Turning Basin                             92,000                76.4%               $21.00
-------------                          ---------
TOTAL/WTD AVG(3)                       2,513,188                92.0%               $22.20
-----------------------------------------------------------------------------------------------

(1)   Primary Competitive Set data is as of September 2005. Source: Cushman &
      Wakefield.

(2)   Based on the James Center rent roll as of November 1, 2005.

(3)   Total/Wtd. Avg. excludes the James Center property.

Additional new construction in the immediate Richmond central business district area, especially speculative development, is unlikely given the current state of construction costs. Industry participants estimate that construction costs have risen by 20% to 30% for both labor and materials, making the required rents for new buildings significantly higher than the current Class "A" rents.
Additionally, land availability in the Richmond central business district is becoming very scarce as existing historical areas are redeveloped for residential and retail use.

PROPERTY MANAGEMENT. The property is managed by J.E.M.B. Realty Corp., an affiliate of the borrower.

LOCKBOX/CASH MANAGEMENT. The James Center Loan is structured with a hard lockbox and springing cash management upon the occurrence and continuation of an event of default (as such term is defined in the James Center loan documents) or certain trigger events, including, if the debt service coverage ratio for the immediately preceding three calendar quarters is less than 1.15x, and/or the failure of McGuire Woods LLP to renew its lease for at least 162,270 square feet of space at the property.

RESERVES. At origination, the borrower deposited $2,100,000 into a reserve account for the payment of tenant improvements and leasing commissions ("TI/LC
Reserve"). If the amount in the TI/LC Reserve drops below $2,100,000, from
February 2008, the borrower is required to make monthly deposits in an amount equal to $71,234, until such time as the amount in the TI/LC Reserve is equal to
$2,100,000. Additionally, the borrower deposited $1,979,907 for tenant improvements and leasing commissions relating to Marsh USA, Inc. ("Marsh") and
Mercer Human Resources, Inc. (Mercer) (the "M&M TI/LC Reserve") spaces in the
James Center property. The M&M TI/LC Reserve will be released to reimburse to borrower for tenant improvements and leasing commissions related to the Marsh and Mercer spaces. In addition, the borrower posted a letter of credit (in lieu of cash in the "Free Rent Reserve") in the amount of $1,443,831 which represents
12 months of base rent and underwritten reimbursements from Marsh and Mercer
($1,193,831), and six months of base rent totaling $250,000 under a master lease with a borrower affiliate.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not permitted.

PARTIAL RELEASE. After the expiration of the defeasance lockout period but prior to the anticipated prepayment date, the borrower has the right to defease a portion of the James Center Whole Loan and obtain the release of one or more buildings from the property, if (x) in the case of a release of Three James
Center, the borrower intends to further develop Three James

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                       41

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1

--------------------------------------------------------------------------------
                                                        TMA BALANCE: $50,000,000
                              COLLATERAL TERM SHEET     TMA DSCR:    1.56x
                                  JAMES CENTER          TMA LTV:     77.92%
--------------------------------------------------------------------------------

Center to, among other things, add up to approximately 250,000 square feet of rentable area to that building or (y) in the case of a release of One James
Center, the borrower either (i) intends to further develop One James Center to, among other things, construct a second office tower containing approximately
25,000 square feet of rentable area on the plaza area of the One James Center parcel or (ii) elects to defease a portion of the James Center Whole Loan after
McGuire Woods LLP has requested the build out of the second office tower on the plaza area of the One James Center parcel. In such event, the borrower will be required to comply with the following conditions: (i) the principal balance of the defeased portion of the James Center Loan must be equal to 125% of the allocated loan amount for the building being released; (ii) the remaining property must have a loan-to-value ratio that is not greater than the lesser of the loan-to-value ratio of the James Center Loan as of the origination date and the loan-to-value ratio of the James Center Loan in effect immediately prior to the release and a debt service coverage ratio that is not less than the greater of the debt service coverage ratio of the James Center Loan as of the origination date and the debt service coverage ratio of the James Center Loan in effect immediately prior to the release and (iii) the lender must have received confirmation from each rating agency then rating the certificates that such release will not result in the downgrade, qualification or withdrawal of the rating assigned to the certificates (and any certificates issued by a securitization trust into which the James Center Companion Loan has been deposited).

ANTICIPATED PREPAYMENT DATE. After January 1, 2016, the interest rate increases to the greater of (i) the sum of the yield of the 10-year treasury rate plus
3.0% or (ii) 8.220%. In addition, there will be a full cash sweep, except for
$25,000, upon APD if the James Center Loan is not paid in full. If the James
Center Loan is not paid in full on APD, the maturity date of the James Center
Loan will be January 1, 2036.

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                       42

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1

--------------------------------------------------------------------------------
                                                        TMA BALANCE: $50,000,000
                              COLLATERAL TERM SHEET     TMA DSCR:    1.56x
                                  JAMES CENTER          TMA LTV:     77.92%
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                       43

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1

--------------------------------------------------------------------------------
                                                        TMA BALANCE: $45,000,000
                              COLLATERAL TERM SHEET     TMA DSCR:    2.33x
                              LEVEL 3 COMMUNICATIONS    TMA LTV:     47.37%
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                       44

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1

--------------------------------------------------------------------------------
                                                        TMA BALANCE: $45,000,000
                              COLLATERAL TERM SHEET     TMA DSCR:    2.33x
                              LEVEL 3 COMMUNICATIONS    TMA LTV:     47.37%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                          GACC

LOAN PURPOSE:                         Refinance

ORIGINAL TMA BALANCE(1):              $45,000,000

CUT-OFF TMA BALANCE(1):               $45,000,000

% BY INITIAL UPB:                     2.74%

INTEREST RATE:                        5.420%

SHADOW RATING (S/F):                  AAA/A--

PAYMENT DATE:                         1st of each month

FIRST PAYMENT DATE:                   November 1, 2005

ANTICIPATED PREPAYMENT
DATE:                                 October 1, 2010

MATURITY DATE:                        October 1, 2015

AMORTIZATION:                         Interest only through and including the
                                      payment date on October 1, 2006.
                                      Thereafter, amortization based on a
                                      30-year schedule.

CALL PROTECTION:                      Lockout until October 31, 2007,
                                      thereafter, prepayment is permitted with
                                      the payment of the Yield Maintenance
                                      Premium. On and after July 1, 2010,
                                      prepayment is permitted without
                                      premium.

SPONSOR:                              Level 3 Communications, Inc.

BORROWER:                             HQ Realty, Inc.

ADDITIONAL DEBT:                      $25,000,000 B-Note(1)

LOCKBOX:                              Hard

INITIAL RESERVES:                     Immediate Repairs:     $1,150,000

                                      Taxes:                 $1,085,000

MONTHLY RESERVES:                     Replacement:           $12,934

                                      TI/LC:                 $129,343

                                      Taxes:                 $120,606
--------------------------------------------------------------------------------

(1)   The total mortgage financing of the Level 3 Communications Loan is
      $70,000,000 (the "Level 3 Communications Whole Loan"), which consists of
      (i) a $45,000,000 A-Note (the "Level 3 Communications Loan") and (ii) a
      $25,000,000 B-Note (the "B-Note"). The B-Note is not included in the trust.

--------------------------------------------------------------------------------
                            FINANCIAL INFORMATION(1)

                                      TMA                 WHOLE LOAN
--------------------------------------------------------------------------------
LOAN BALANCE:                     $45,000,000            $70,000,000

CUT-OFF DATE BALANCE PSF:             $58                    $90

BALLOON BALANCE PSF:                  $56                    $86

LTV:                                47.37%                  73.68%

BALLOON LTV:                        45.38%                  70.60%

DSCR(2):                          2.33x/2.73x            1.23x/1.39x
--------------------------------------------------------------------------------

(2)   The debt service coverage ratio is shown on a 30-year amortization schedule and during the interest only period, respectively.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET / PORTFOLIO:             Single Asset

PROPERTY TYPE:                        Office

COLLATERAL:                           Fee simple interest in a Class "A"
                                      office building.

LOCATION:                             Broomfield, CO

YEAR BUILT / RENOVATED:               2000 / NAP

TOTAL AREA:                           776,058 square feet

PROPERTY MANAGEMENT:                  Self Managed

OCCUPANCY (AS OF 03/01/2006):         100.0%

UNDERWRITTEN NET CASH FLOW:           $6,761,405

APPRAISED VALUE:                      $95,000,000

APPRAISAL DATE:                       August 12, 2005
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                    MAJOR OFFICE TENANTS

                                        % OF TOTAL                 LEASE
          TENANTS               NRSF       NRSF      RENT PSF    EXPIRATION   RATINGS (S/M/F)
---------------------------------------------------------------------------------------------

Level 3 Communications, LLC    776,058    100.0%     $12.50(3)   09/30/2020   CCC+/Ca/CCC--
---------------------------------------------------------------------------------------------

(3)   Pursuant to the Level 3 Communications, LLC lease, the rent PSF increases
      $0.50 annually over the term of the lease.

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                       45

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1

--------------------------------------------------------------------------------
                                                        TMA BALANCE: $45,000,000
                            COLLATERAL TERM SHEET       TMA DSCR:    2.33x
                            LEVEL 3 COMMUNICATIONS      TMA LTV:     47.37%
--------------------------------------------------------------------------------

THE LEVEL 3 COMMUNICATIONS LOAN

THE LOAN. The Level 3 Communications Whole Loan is secured by a first priority mortgage on the borrower's fee simple interest in a 776,058 square foot office complex located in Broomfield, Colorado on approximately 45.8 acres of land. The
Level 3 Communications Loan is interest only for the initial twelve-months of the Level 3 Communications Loan term and amortizes on a 30-year schedule thereafter. The Level 3 Communications Loan accrues interest at 5.420% until
October 1, 2010, the anticipated prepayment date (the "APD"). In addition, there is a $25,000,000 B-Note secured by the property which is not included in the trust.

THE BORROWER. The borrower, HQ Realty, Inc., a Delaware corporation, is a special-purpose bankruptcy-remote entity, with at least one independent director, for which a non-consolidation opinion was obtained at closing. The borrower is sponsored by Level 3 Communications, Inc.

LEVEL 3 COMMUNICATIONS, INC. ("Level 3") (Nasdaq: LVLT), founded in 1985 and headquartered in Broomfield, Colorado at the property, provides international communications and information services worldwide. Level 3, which as of March 1,
2006 has a market capitalization of $2.47 billion with approximately 701.26 million shares outstanding, built the first international, continuously upgradeable network optimized for IP technology. Currently, Level 3 operates one of the largest communications and Internet backbones in the world and is one of the largest providers of wholesale dial-up service to Internet Service Providers
("ISPs") in North America. Level 3's services include: managed modem for the dial-up access business, wholesale voice-over-IP (VoIP) component services,
Internet protocol and data services, such as Internet protocol transit and network interconnection solutions and transport and infrastructure services, including high-speed Internet access services.

Through acquisitions and various alliances, Level 3 has expanded its reach throughout the telecom services industry. Level 3 maintains a presence in all 50 states, Canada, Europe and Asia and is a member of the Fortune 500. Currently, the world's largest telecom carriers all continue to use Level 3's communications and information services, as do the 10 largest United States ISPs and the 10 largest European telecom carriers. Through Level 3's dial-up ISP customers, the company's dial-up infrastructure is accessible to approximately
90% of the United States population. During the first quarter of 2005, Level 3's top customers included: AT&T, Cingular, Microsoft, Earthlink, France Telecom,
SBC, Time Warner, Inc., United Online and Verizon.

THE PROPERTY. The property securing the Level 3 Communications Loan consists of four, 4-story buildings that comprise 776,058 square feet of Class "A" space on
46 acres of land in a state-of-the-art office complex located in Broomfield,
Colorado, approximately 15 miles northwest of the Denver central business district. The property includes the latest advancements in informational technology, and a parking structure which contains 3,100 total parking spaces for a parking ratio of 4.0 spaces per 1,000 square feet of net rentable area. In addition, the property benefits from numerous amenities, including: close proximity to over three million square feet of Class "A" retail space, a 27-hole championship golf course, beautifully landscaped courtyards, an auditorium, a
24-hour fitness center, a bistro/cafe and an outdoor basketball court.

       ------------------------------------------------------------------
                         NET RENTABLE AREA (SQUARE FEET)
       ------------------------------------------------------------------
       Building 1000 (Engineering)                                203,105
       Building 2000 (Corporate)                                   99,824
       Building 3000 (Business Units)                             227,093
       Building 4000 (Corporate/Finance)                          246,036
       ---------------------------------                          -------
       TOTAL                                                      776,058
       ------------------------------------------------------------------

THE TENANT. The property is 100.0% leased by Level 3 Communications, LLC ("Level
3 LLC"), a wholly-owned subsidiary of Level 3 Communications, Inc. Level 3 LLC executed a 15-year, non-cancellable, net lease at $12.50 per square foot on the
776,058 square feet of total net rentable area. On each anniversary of the Level
3 LLC lease's commencement date, the rent per square foot will increase by
$0.50.

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                       46

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1

--------------------------------------------------------------------------------
                                                        TMA BALANCE: $45,000,000
                            COLLATERAL TERM SHEET       TMA DSCR:    2.33x
                            LEVEL 3 COMMUNICATIONS      TMA LTV:     47.37%
--------------------------------------------------------------------------------

THE MARKET. The property is situated within the Northwest submarket approximately 15 miles northwest of the Denver central business district and approximately 13 miles southeast of Boulder, Colorado. The property is easily accessible from U.S. Highway 36 (Boulder Turnpike) and Interstate 470 (Denver
outer loop), which provides direct access to downtown Denver, Boulder and the entire Denver MSA. The immediate area surrounding the property consists of the
963-acre Interlocken Advanced Technology Business Park, the 1.5 million square foot Flatiron Crossing regional mall which opened in August 2000, the Jefferson
County Airport and the Flatiron Marketplace, a 440,000 square foot shopping center.

According to CB Richard Ellis ("CBRE"), the overall Denver office market finished 2005 with positive indicators. The fourth quarter 2005 ended with over
750,000 square feet of positive absorption, the highest level since 2002. Rental rates escalated in the fourth quarter of 2005 to $17.08 per square foot while vacancy and availability both declined to the lowest level in almost four years.
Vacancy now stands at 15.8%, down from 16.5% in the third quarter of 2005. In addition, sublease space continued to decrease in the fourth quarter of 2005, declining 13% year-over-year.

According to CBRE, as of the fourth quarter of 2005, the Northwest submarket maintained a total of approximately seven million square feet of net rentable area. As of the fourth quarter of 2005, the Northwest submarket reported a 23.5%
vacancy rate, which is down from 28.6% in the second quarter of 2005. The fourth quarter of 2005 Northwest submarket average rental rate is $17.80 per square foot, up from the $17.05 per square foot reported in the second quarter 2005, resulting in a below market rental rate at the property of approximately 29.8%.
The Northwest submarket exhibited positive net absorption of approximately
150,000 square feet and new construction of approximately 71,000 square feet.
The submarket vacancy rate was generated by a considerable amount of new construction which occurred during the 1999 through 2001 period as a result of the fall out of the dot-com and high-tech companies, however, vacancy levels have been trending downward.

The competitive set, as determined by CBRE, consists of the following three
Class "A" office properties located within the Interlocken Business Park exhibiting annual rental rates that range from $11.00 to $15.00 per square foot
(net).

--------------------------------------------------------------------------------------------------------------------------
                                                     COMPETITIVE SET

                                                        YEAR      RENTABLE                               ANNUAL RENT PER
            PROPERTY                     LOCATION       BUILT   SQUARE FEET    STORIES     OCCUPANCY      SQUARE FOOT(1)
--------------------------------------------------------------------------------------------------------------------------

LEVEL 3 COMMUNICATIONS, INC.          BROOMFIELD, CO    2000      776,058         4        100.0%              $12.50
380 Interlocken Crescent              Broomfield, CO    2000      233,738        10         98.0%         $12.00 -- $14.00
390 Interlocken Crescent              Broomfield, CO    2002      241,226        10         55.0%         $11.00 -- $15.00
Mountain View -- Corp Center III      Broomfield, CO    1999      114,908         3         92.0%         $11.50 -- $12.50
--------------------------------------------------------------------------------------------------------------------------

(1)   Pursuant to the Level 3 Communications, LLC lease, the rent PSF increases
      $0.50 annually over the term of the lease.

PROPERTY MANAGEMENT. The property is self managed by LeveI 3 Communications,
Inc., an affiliate of the borrower.

CASH MANAGEMENT. The Level 3 Communications Loan is structured with a hard lockbox with springing cash management if the Level 3 Communications Loan is not paid in full on the APD or upon the occurence and continuation of an event of default (as such term is defined in the loan documents) or an event of default under the Bond Indenture and Loan Agreements (as such term is defined in the
Level 3 Communications Loan Agreement).

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. A $25,000,000 B-Note exists that will be held outside of the trust.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not permitted.

ANTICIPATED PREPAYMENT DATE. With respect to the Level 3 Communications Loan, on and after APD, the interest rate for the Level 3 Communications Loan increases to the greater of (a) the sum of the yield of the "on-the-run" 5-year Treasury rate plus 3.0% or (b) 8.420%. In addition, there will be a full cash flow sweep upon APD if the Level 3 Communication Loan is not paid in full. If the Level 3
Communications Loan is not paid in full on APD, the maturity date will be extended to October 1, 2015.

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                       47

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1

--------------------------------------------------------------------------------
                                                        TMA BALANCE: $45,000,000
                            COLLATERAL TERM SHEET       TMA DSCR:    2.33x
                            LEVEL 3 COMMUNICATIONS      TMA LTV:     47.37%
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                       48

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                       49

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1

--------------------------------------------------------------------------------
                                                            BALANCE: $42,090,680
                              COLLATERAL TERM SHEET         DSCR:    1.65x
                             GRAND MARC AT RIVERSIDE        LTV:     69.46%
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                       50

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1

--------------------------------------------------------------------------------
                                                            BALANCE: $42,090,680
                             COLLATERAL TERM SHEET          DSCR:    1.65x
                            GRAND MARC AT RIVERSIDE         LTV:     69.46%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                         GECC

LOAN PURPOSE:                        Refinance

ORIGINAL PRINCIPAL BALANCE:          $42,090,680

CUT-OFF PRINCIPAL BALANCE:           $42,090,680

% BY INITIAL UPB:                    2.56%

INTEREST RATE:                       5.500%

PAYMENT DATE:                        1st of each month

FIRST PAYMENT DATE:                  February 1, 2006

MATURITY DATE:                       January 1, 2016

AMORTIZATION:                        Interest only

CALL PROTECTION:                     Lockout for 24 months from
                                     securitization date, then defeasance
                                     is permitted. On and after November
                                     1, 2015, prepayment can be made
                                     without premium.

SPONSOR:                             GMH Communities Trust, Gary M.
                                     Holloway, Vornado Realty Trust and
                                     College Park Investments, LLC

BORROWER                             Grand Marc UCR, L.P.

LOCKBOX:                             None

INITIAL RESERVES:                    Tax:                   $205,462

                                     Insurance:             $18,750

MONTHLY RESERVES:                    Tax:                   $50,000

                                     Insurance              $6,250

                                     Replacement
                                     Escrow Fund:           $7,920
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------

CUT-OFF BALANCE / UNIT:              $198,541

CUT-OFF BALANCE / BEDROOM:           $55,382

BALLOON BALANCE / UNIT:              $198,541

BALLOON BALANCE / BEDROOM:           $55,382

LTV:                                 69.46%

BALLOON LTV:                         69.46%

DSCR:                                1.65x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:              Single Asset

PROPERTY TYPE:                       Multifamily Student Housing

                                     Leasehold interest in a Class "A"
                                     multifamily student housing
COLLATERAL:                          property.

LOCATION:                            Riverside, CA

YEAR BUILT / RENOVATED:              2001

TOTAL UNITS:                         212 Units/760 Bedrooms

PROPERTY MANAGEMENT:                 College Park Management, LLC

OCCUPANCY (10/13/2005)(1):           93.6%

UNDERWRITTEN NET CASH FLOW:          $3,876,843

APPRAISED VALUE:                     $60,600,000

APPRAISAL DATE:                      August 10, 2005
--------------------------------------------------------------------------------
(1)  Occupancy based on beds.

--------------------------------------------------------------------------------------------------------------
                                           PROPERTY DESCRIPTION
                                                                     AVERAGE RENT              MARKET RENT
                                                                       PER UNIT/                PER UNIT/
                                                                     PER BEDROOM/             PER BEDROOM/
                                    # OF          SQUARE FEET           PER SF                   PER SF
    UNIT TYPE                  UNITS/BEDROOMS      PER UNIT           (PER MONTH)              (PER MONTH)
--------------------------------------------------------------------------------------------------------------

1 Bedroom, 1 Bath                   8/8             677           $1,069/$1,069/$1.58      $1,080/$1,080/$1.60
2 Bedroom, 2 Bath                  32/64            904             $1,734/$867/$1.92        $1,760/$880/$1.95
4 Bedroom, 4 Bath                 172/688          1,415            $3,004/$751/$2.12        $3,200/$800/$2.26
                                  -------                         -------------------      -------------------
TOTAL/WEIGHTED AVERAGE            212/760                           $2,739/$764/$2.09        $2,903/$810/$2.22
--------------------------------------------------------------------------------------------------------------

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                       51

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1

--------------------------------------------------------------------------------
                                                            BALANCE: $42,090,680
                             COLLATERAL TERM SHEET          DSCR:    1.65x
                            GRAND MARC AT RIVERSIDE         LTV:     69.46%
--------------------------------------------------------------------------------

THE GRAND MARC AT RIVERSIDE LOAN

THE LOAN. The Grand Marc at Riverside Loan is secured by a first mortgage on the leasehold interest in a Class "A" 212 unit/760 bedrooms, student housing multifamily property located in Riverside, California, less than one mile west of University of California Riverside and approximately three miles east of
Riverside Community College.

THE BORROWER. The borrower is a single purpose entity whose managing member has a springing member who is qualified as an independent manager. Sponsors of the borrower are GMH Communities Trust, Gary M. Holloway, Vornado Realty Trust and
College Park Investments, LLC.

GMH Communities Trust was formed in May 2004 to continue and expand upon the student and military housing businesses of its predecessor entities and other affiliated entities, collectively referred to as GMH Associates. Founded by Gary
M. Halloway, Sr. in 1985, GMH Associates principal business is the acquisition, development and management of commercial and residential real estate with a focus on student housing. GMH Communities Trust completed its initial public offering in November 2004 and sold an aggregate of 30,350,989 common shares at an initial public offering price of $12 per share.

According to GMH Communities Trust Prospectus dated September 28, 2005 subsequent offering, GMH Communities Trust reported they own or have ownership interest in 52 student housing properties, containing a total of 9,657 units with 31,371 beds with the overall average property occupancy as of September 30,
2005 reported to be 97%. GMH manages all of the student housing properties it owns and manages or provides consulting services for 18 student housing properties (4,225 units/12,085 beds) owned by others. Additionally, GMH
Communities Trust has an ownership interest in and operates seven military housing privatization projects and has an additional project under exclusive negotiation, comprising an aggregate of 16,744 housing units on 19 military bases. As of June 30, 2005, the debt-to-assets ratio was reported to be approximately 62.8%

Vornado Realty Trust is a fully integrated real estate investment trust and one of the largest owners and managers of real estate in the United States with a portfolio of approximately 53 million square feet in its major platforms, primarily located in the New York and Washington, D.C. metro areas. It is reported to be the eighth largest real estate investment trust on the S&P 500
Index and as of December 7, 2005 Vornado Realty Trust's total market capitalization was reported to be approximately $23 billion.

THE PROPERTY. Grand Marc at Riverside is Class "A" 212 unit/760 bedroom, gated student housing multifamily property which was built in 2001 and consists of six four-story buildings along with a one-story clubhouse. The property is located in Riverside, California less than one mile from University of California
Riverside and approximately three miles from Riverside Community College.

Situated on approximately 12 acres, amenities at Grand Marc at Riverside include a swimming pool and spa, a clubhouse with fitness and business center, community room, theatre, tanning beds, basketball court and walking track. The University of California Riverside has a shuttle bus service, with a stop at the property, which provides transportation to and from the campus.

According to the University of California Riverside website, full time enrollment for the 2005-2006 school year is 16,622 and Riverside Community
College's current full-time enrollment is reported to be 15,332. The University of California Riverside's enrollment is expected to grow to 21,000 students by
2010 and 22,000 by 2015. The university offers three on-campus housing styles ranging from residence halls for entering freshman to on campus apartments and family housing. The housing office estimated there were 4,500 student residences, which were currently all occupied with the exception of a few units.
The University of California Riverside is a major research university and national center for the humanities with nationally and internationally recognized faculty and is the second largest employer in Riverside County with approximately 6,469 employees.

The property consists of six four-story mid-rise elevator apartment buildings, containing one, two and four-bedroom units and a one-story clubhouse. The units are fully furnished units, rented by the bedroom as student housing. Each unit's appliance package includes a refrigerator/freezer, dishwasher, microwave oven and a full size washer and dryer. The common area furnishings include a dining room table and chairs, couch, coffee table and end tables. Monthly rent at Grand
Marc at Riverside

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                       52

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1

--------------------------------------------------------------------------------
                                                            BALANCE: $42,090,680
                             COLLATERAL TERM SHEET          DSCR:    1.65x
                            GRAND MARC AT RIVERSIDE         LTV:     69.46%
--------------------------------------------------------------------------------

includes cable and internet service. GMH Communities Trust reports that they are currently requiring 12-month leases with parental guarantees unless the tenant's income and credit does not warrant the guarantee.

THE MARKET. The property is located in the Inland Empire metropolitan statistical area in Riverside and San Bernardino Counties. The population in this area was reported to have increased 2.63% from 2000 to 2005 to a total of
3,733,300. The appraiser reported the overall outlook was positive with the population projected to increase and more importantly the employment growth is projected to increase. More specifically, the property is in the central part of the City of Riverside with the primary highway access to the market including
State Routes 91, 60 and Interstate 215.

The appraiser reported the Riverside apartment market contained an overall inventory of 119,864 units and further that the inventory has increased 0.9%
annually over the past eight years. The overall occupancy was reported to be
95.7% as of second quarter 2005 with the effective rental rate at $919 per unit.
Rental rates were reported to have increased an average of 5% per year since
1996. The Riverside County/Corona submarket is reported to have an overall inventory of 9,986 units and a 95.4% reported occupancy at $1,029 per unit effective rents. The Class "A" space in the submarket represents 64% of the inventory or 6,369 units. The occupancy for this space is reported to be 94.8%
and rents are at $1,153 per unit. The appraiser reported there were two newly constructed Class "A" apartments which are direct competitors of the property, but stated the impact to the property would be marginal due to the increase in demand for multifamily in the area.

Market rental rate for 1 bedroom/1 bath units for comparable properties reportedly ranged from $1,085 to $1,270 per bed and appraiser concluded that the market rate for this unit type was $1,080 per bed. Market rental rates for 2 bedroom/2 bath units ranged from $850 to $990 per bed and the concluded market rate for this unit type was $880 per bed. Market rental rates for 4 bedroom/4 bath units ranged from $755 to $950 and the concluded market rate for this unit type was $800 per bed. As of October 2005, the occupancy (per bedroom) at Grand
Marc Riverside was 93.6%. The in place rents for 1 bedroom/1bath, 2 bedroom/2baths and 4bedroom/4baths was $1,069, $867 and $751 per bed, respectively for the property.

PROPERTY MANAGEMENT. The property is managed by College Park Management, LLC, an affiliate of the borrower.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not permitted.

GROUND LEASE. The property is subject to a ground lease which began August 1,
2001. The annual ground lease rent is $270,000. The term of the lease is for 50 years and terminates on August 1, 2051. There are consumer price index increases every five years and the lessee has the option to extend the term of the lease for two additional periods of five years each.

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                       53

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1

--------------------------------------------------------------------------------
                                                            BALANCE: $42,090,680
                             COLLATERAL TERM SHEET          DSCR:    1.65x
                            GRAND MARC AT RIVERSIDE         LTV:     69.46%
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                       54

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                       55

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1

--------------------------------------------------------------------------------
                                                            BALANCE: $35,000,000
                              COLLATERAL TERM SHEET         DSCR:    1.46x
                              MEADOWOOD NAPA VALLEY         LTV:     65.18%
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                       56

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1

--------------------------------------------------------------------------------
                                                            BALANCE: $35,000,000
                              COLLATERAL TERM SHEET         DSCR:    1.46x
                              MEADOWOOD NAPA VALLEY         LTV:     65.18%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                         GACC

LOAN PURPOSE:                        Refinance

ORIGINAL PRINCIPAL BALANCE:          $35,000,000

CUT-OFF PRINCIPAL BALANCE:           $35,000,000

% BY INITIAL UPB:                    2.13%

INTEREST RATE:                       5.860%

PAYMENT DATE:                        1st of each month

FIRST PAYMENT DATE(1):               May 1, 2006

MATURITY DATE:                       April 1, 2016

AMORTIZATION:                        Interest only through and including the
                                     payment date occurring in April 1, 2009.
                                     Thereafter, amortization is based on a 30-
                                     year schedule.

CALL PROTECTION:                     Lockout for 24 months from the
                                     securitization date, then defeasance is
                                     permitted. On and after January 1, 2016,
                                     prepayment is permitted without premium.

SPONSORS(2):                         Pacific Union Development Company and
                                     Terroir Hotel and Resort Fund, LP

BORROWER:                            Meadowood Resort, LLC

LOCKBOX:                             Hard

INITIAL RESERVES:                    None

MONTHLY RESERVES:                    Taxes:                 $24,971

                                     Insurance:             $7,975

                                     FF&E:                  $74,301
--------------------------------------------------------------------------------

(1)   The April 1, 2006 payment to the trust will be made by GACC.

(2)   Terroir Hotel and Resort Fund, LP is expected to acquire a 49% equity interest in an equity owner of the borrower.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
LOAN BALANCE:                        $35,000,000

CUT-OFF DATE LOAN / KEY:             $353,535

BALLOON BALANCE / KEY:               318,625

LTV:                                 65.18%

BALLOON LTV:                         58.74%

DSCR(3):                             1.46x/1.74x
--------------------------------------------------------------------------------

(3)   The debt service coverage ratio is shown on a 30-year amortization schedule and during the interest only period, respectively.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET / PORTFOLIO:            Single Asset

PROPERTY TYPE:                       Full service resort hotel

COLLATERAL:                          Fee simple interest in a 99-key
                                     resort.

LOCATION:                            St. Helena, CA (Napa Valley)

YEAR BUILT/RENOVATED:                1964/2006

NUMBER OF KEYS:                      99

PROPERTY MANAGEMENT:                 Pacific Union Company, Inc.
                                     (an affiliate of the borrower)

OCCUPANCY (AS OF 11/30/2005):        59.5%

UNDERWRITTEN NET CASH FLOW:          $3,621,666

APPRAISED VALUE:                     $53,700,000

APPRAISAL DATE:                      December 12, 2005
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                      FINANCIAL STATISTICS
                                                                               2005
                                             2003             2004         (TTM 11/05)        DB U/W
-------------------------------------------------------------------------------------------------------

KEYS.............................                 99               99               99              99
OCCUPANCY %......................               57.6%            58.9%            59.5%           63.0%
OCCUPIED ROOM NIGHTS.............             20,815           21,354           21,497          22,765
ADR..............................         $   509.34       $   495.71       $   507.83      $   510.00
REVPAR...........................         $   293.40       $   292.17       $   302.15      $   321.30
GROSS OPERATING PROFIT...........         $4,366,498       $3,530,846       $4,488,065      $5,370,079
NET OPERATING INCOME.............         $3,383,498       $2,580,146       $3,505,358      $4,290,372
OPERATING CASH FLOW..............         $2,974,155       $2,179,473       $3,082,631      $3,621,666
-------------------------------------------------------------------------------------------------------

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                       57

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1

--------------------------------------------------------------------------------
                                                            BALANCE: $35,000,000
                              COLLATERAL TERM SHEET         DSCR:    1.46x
                              MEADOWOOD NAPA VALLEY         LTV:     65.18%
--------------------------------------------------------------------------------

THE MEADOWOOD NAPA VALLEY LOAN

THE LOAN. The Meadowood Napa Valley loan (the "Meadowood Napa Valley Loan") is secured by a first priority mortgage on the borrower's fee simple interest in the Meadowood Napa Valley resort, a 99-key resort hotel, located in St. Helena, in the heart of California's Napa Valley. The Meadowood Napa Valley Loan, a
10-year loan, is interest only for the first three years of the Meadowood Napa
Valley Loan and amortizes thereafter on a 30-year schedule. Based on the appraised value of $53,700,000, the borrower has implied equity of $18,700,000 in the property.

THE BORROWER. The borrower, Meadowood Resort, LLC, a Delaware limited liability company, is a single-purpose, bankruptcy-remote entity with two independent directors for which a non-consolidation opinion was delivered at closing.
Currently, the borrower is sponsored by Pacific Union Development Company;
however, it is anticipated that Terroir Hotel and Resort Fund, LP will acquire a
49% equity interest in an equity owner of the borrower.

PACIFIC UNION DEVELOPMENT COMPANY ("Pacific Union") was founded in 1975 and has distinguished itself as a leader in the development and management of large-scale commercial, residential and mixed-use properties located primarily in the San Francisco Bay Area. Pacific Union has demonstrated its experience in the development of the following San Francisco hotel assets, each located in the
Pacific Heights district: (i) the Hotel Drisco, a 48-key luxury boutique hotel and the recipient of three 2005 TripAdvisor Traveler's Choice Awards and (ii)
the Laurel Inn, a 49-key renovated hotel, rated by American Automobile
Association. Additional Pacific Union developments include: (i) the Canyon Creek
Club, a luxury condominium complex located in Park City, Utah and (ii) the Smith
Ranch Homes, an active retirement community located in San Rafael, California.

TERROIR HOTEL AND RESORT FUND, LP ("Terroir") is a private fund which was recently formed to make long-term investments in high-end hospitality ventures.
Terroir, which currently has approximately $45 million in committed capital, has made two investments -- a minority interest in the Hotel Hana Maui, Hawaii and a tract of land in St. Kitts island in the West Indies, Terroir expects to complete between three and six investments. Terroir and Pacific Union are currently negotiating for Terroir's purchase of a 49% equity interest in an equity owner of the borrower. As part of the acquisition, Terroir is required to fund $10 million in capital improvements to the Meadowood Napa Valley resort.

THE PROPERTY. The Meadowood Napa Valley Loan is secured by the 99-key Meadowood
Napa Valley resort located in St. Helena, California in the heart of the Napa
Valley. The Meadowood Napa Valley resort, which was constructed in 1964 and which commenced a five-year renovation project in 2003, consists of five parcels of land totaling approximately 3.25 million square feet (74.7 acres). The property contains 35 buildings, 99 keys, a clubhouse with two restaurants, 4,829 square feet of indoor meeting space and 8,200 square feet of outdoor function space. The property also includes the following recreational facilities, which are part of the collateral for the Meadowood Napa Valley Loan: (i) a nine-hole,
2,170 yard, golf course, (ii) a first class health spa, (iii) seven championship tennis courts, (iv) two croquet lawns and (v) two outdoor heated swimming pools.
The property's cottages, suites and lodges offer numerous amenities including wood burning fireplaces, spacious bathrooms and private terraces. Additionally, the restaurant at the property, "The Grill," offers fine cuisine and select wines from local Napa Valley vineyards.

For the first half of the 20th century, the land that comprises the Meadowood
Napa Valley resort was held for private use; however, as the valley wineries experienced a renaissance in the early 1960's, a small club with seven rooms was established for local families and visitors to the wine country. In the late
1970's, Pacific Union acquired the then seven-room club and adjoining properties with the following vision to: (i) enhance the club for local families and frequent visitors to Napa Valley, (ii) create a common ground for the Napa
Valley wine growing community and (iii) create a country estate recognized among the finest in the world. In 1985, the Meadowood Napa Valley resort became the first Napa Valley property to join Relais & Chateaux, and since its inception in
1981, the Meadowood Napa Valley resort has been the home of the Napa Valley Wine
Auction, one of the premiere wine events worldwide.

PLANNED IMPROVEMENTS. In 2003, Pacific Union began a five-year refurbishment and renovation program, which will include upgrades to the facilities and amenities at the property, so as to improve the overall quality of the Meadowood Napa
Valley

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                       58

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1

--------------------------------------------------------------------------------
                                                            BALANCE: $35,000,000
                              COLLATERAL TERM SHEET         DSCR:    1.46x
                              MEADOWOOD NAPA VALLEY         LTV:     65.18%
--------------------------------------------------------------------------------

resort and to increase its market share. In order to avoid disruptions to the property's operations during the renovation period, the guestroom renovations are expected to be phased in three periods during the Meadowood Napa Valley resort's off-peak season, from November to February. In 2005, total renovation costs were approximately $1.43 million and planned capital expense over the projected 2006 - 2008 period are approximately $23.50 million, with approximately $3.91 million estimated for 2006, approximately $10.29 million estimated for 2007 and approximately $9.30 million estimated for 2008.

THE MARKET. Meadowood Napa Valley resort, located approximately 60 miles north of San Francisco in St. Helena, California, is situated within the Napa Valley market. Napa Valley, often referred to as "the food and wine capital of the
United States," is a popular tourist destination with domestic and international demand driven primarily by the region's local vineyards, wineries and restaurants. Napa's dominant manufacturing industry is wine production with
Sutter Home, Trinchero Family Estates and Beringer Wineries employing approximately 1,500 people, the largest employers among the wineries.

St. Helena, California is a vibrant town in the middle of one of the most popular areas in Napa Valley. With a vast variety of world-famous wineries, world-class restaurants, and unique boutique shops, St. Helena holds the essence that popularized the Napa Valley region. Three of the more popular wineries in the local area include: the Folie a Deux Winery, Niebaum-Coppola Estate Winery
and Merryvale Vineyards. St. Helena's nationally acclaimed restaurants are also a primary tourist attraction. Three of the most popular restaurants in St.
Helena include the restaurant at the Meadowood Napa Valley Resort, Tra Vigne and
the Culinary Institute of America at the Greystone Cellars. Additionally, St.
Helena provides a variety of recreational activities, including cycling, spa treatments, golfing and historical site-seeing.

According to Smith Travel Research, the Napa County market, which attracts the majority of its guestroom demand from the greater San Francisco Bay Area, contains approximately 2,932 hotel guestrooms, with 1,264 guestrooms being classified as "upscale." In addition to exhibiting financial strength during periods of economic expansion, Napa Valley visitation has proven to be very resilient during periods of recession. Overall, demand in many Bay Area markets, including Napa, declined during the 2001-2002 recession; however, as compared to the rest of the Bay Area, the Napa Valley hotel market was not as heavily impacted.

COMPETITIVE SET:

The property is located in the Napa Valley market region; however, by virtue of the resort's upscale luxury market orientation, the primary competitive set extends to properties located in the Sonoma Valley. The property primarily competes with high-end upscale and luxury hotels and resorts in the Napa and
Sonoma Valleys that accommodate highly discriminating individuals and small groups. These properties are commonly termed "romance destination" resorts.
Based on an evaluation of the occupancy, rate structure, market orientation, chain affiliation, location, facilities, amenities, reputation, and quality of the area's hotels, the indicative competitive set is comprised of only four luxury hotels and resorts, with a total of 607-keys, including: the Auberge du
Soleil (52-keys), the Fairmont Sonoma Mission Inn (228-keys), the Silverado
Country Club (280-keys) and the Calistoga Ranch (47-keys).

-----------------------------------------------------------------------------------------------------------------------------
                                                   COMPETITIVE SET DETAIL

                                                              DISTANCE FROM                  OCCUPANCY      ADR       REVPAR
         HOTEL                      KEYS      LOCATION           PROPERTY       YEAR OPENED   2005(1)     2005(1)     2005(1)
-----------------------------------------------------------------------------------------------------------------------------

Meadowood Napa Valley(2)......       99    St. Helena, CA           --              1964      59.5%       $507.83    $302.15
Calistoga Ranch...............       47    Calistoga, CA    5 Miles Northwest       2004      60.0%       $670.00    $402.00
Auberge du Soleil.............       52    Rutherford, CA     8 Miles South         1984      65.0%       $750.00    $487.50
Silverado Country Club........      280    Napa, CA           15 Miles South        1966      75.0%       $218.00    $163.50
Fairmont Sonoma Mission Inn...      228    Sonoma, CA       30 Miles Southwest      1927      67.0%       $294.00    $196.88
------------------------------      ---    --------------   ------------------      ----      ----        -------    -------
  TOTAL/WTD. AVG.(3)..........      607            --               --                --      70.0%       $327.12    $222.30
-----------------------------------------------------------------------------------------------------------------------------

(1)   Competitive set performance data is projected year-end 2005, as of
      October, 2005. (Source: HVS International)

(2)   Meadowood Napa Valley resort 2005 performance data is as of TTM November,
      2005.

(3)   Total/Wtd. Avg. excludes the Meadowood Napa Valley resort.

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                       59

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1

--------------------------------------------------------------------------------
                                                            BALANCE: $35,000,000
                              COLLATERAL TERM SHEET         DSCR:    1.46x
                              MEADOWOOD NAPA VALLEY         LTV:     65.18%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    COMPETITIVE SET PERFORMANCE PENETRATIONS

                                                       2004              2005
--------------------------------------------------------------------------------
MEADOWOOD NAPA VALLEY(1)
 Occupancy...................................           58.9%             59.5%
 ADR.........................................        $495.71           $507.83
 RevPAR......................................        $292.17           $302.15
PRIMARY COMPETITIVE SET(2)
 Occupancy...................................           67.7%             70.0%
 ADR.........................................        $288.35           $327.12
 RevPAR......................................        $189.70           $222.30
MEADOWOOD NAPA VALLEY PENETRATION
 Occupancy...................................          87.0%             85.0%
 ADR.........................................         171.9%            155.2%
 RevPAR......................................         154.0%            135.9%
--------------------------------------------------------------------------------

(1)   The Meadowood Napa Valley Resort 2004 data is as of December 31, 2004 and the Meadowood Napa Valley Resort 2005 data is as of TTM November, 2005.

(2)   The primary competitive set 2004 and 2005 data is as of October, projected for November and December. (Source: HVS International). The primary competitive set is defined in the chart entitled "Competitive Set Detail."

In 2005, the property's competitive set demonstrated significant increases in both demand and occupancy. Demand growth continues to strengthen in Napa Valley and many observers expect hotel performance to remain strong in the long term.
As referenced in the "Competitive Set Performance Penetrations" chart above, in
2004 and 2005, the Meadowood Napa Valley resort outperformed the competitive set on the basis of both ADR and RevPAR.

PROPERTY MANAGEMENT. Pacific Union Company, Inc., an affiliate of the borrower.

CURRENT MEZZANINE OR SUBORDINATE DEBT. None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not permitted.

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                       60

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1

--------------------------------------------------------------------------------
                                                            BALANCE: $35,000,000
                              COLLATERAL TERM SHEET         DSCR:    1.46x
                              MEADOWOOD NAPA VALLEY         LTV:     65.18%
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                       61

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1

--------------------------------------------------------------------------------
                                                            BALANCE: $29,914,000
                              COLLATERAL TERM SHEET         DSCR:    1.46x
                                 PEGASUS -- GMH             LTV:     60.49%
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                       62

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1

--------------------------------------------------------------------------------
                                                            BALANCE: $29,914,000
                              COLLATERAL TERM SHEET         DSCR:    1.95x
                                 PEGASUS -- GMH             LTV:     60.49%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                         GECC

LOAN PURPOSE:                        Refinance

ORIGINAL PRINCIPAL BALANCE:          $29,914,000

CUT-OFF PRINCIPAL BALANCE:           $29,914,000

% BY INITIAL UPB:                    1.82%

INTEREST RATE:                       5.220%

PAYMENT DATE:                        1st of each month

FIRST PAYMENT DATE:                  February 1, 2006

MATURITY DATE:                       January 1, 2011

AMORTIZATION:                        Interest only

CALL PROTECTION:                     Lockout for 24 months from securitization
                                     date, then defeasance is permitted. On
                                     January 1, 2011, prepayment can be
                                     made without premium.

SPONSOR:                             GMH Communities Trust, Gary M.
                                     Holloway, Vornado Realty Trust and
                                     College Park Investments, LLC.

BORROWER:                            Pegasus Connection Associates, LLC

LOCKBOX:                             None

INITIAL RESERVES:                    Tax:                       $156,250

                                     Insurance:                 $23,400

                                     Engineering:               $88,000

MONTHLY RESERVES:                    Tax:                       $52,083

                                     Insurance:                 $7,800

                                     Replacement
                                     Escrow Fund:               $9,698
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE/UNIT:           $95,878

CUT-OFF DATE BALANCE/BEDROOM:        $32,166

CUT-OFF DATE BALLOON BALANCE/UNIT:   $95,878

BALLOON BALANCE/BEDROOM:             $32,166

LTV:                                 60.49%

BALLOON LTV:                         60.49%

DSCR:                                1.95x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:              Single Asset

PROPERTY TYPE:                       Multifamily Student Housing

COLLATERAL:                          Fee Simple interest in a
                                     multifamily student housing
                                     property.

LOCATION:                            Orlando, FL

YEAR BUILT / RENOVATED:              1999

TOTAL UNITS:                         312 Units/930 Bedrooms

PROPERTY MANAGEMENT:                 College Park Management, LLC

OCCUPANCY (12/16/2005)(1):           98.7%

UNDERWRITTEN NET CASH FLOW:          $3,080,939

APPRAISED VALUE:                     $49,450,000

APPRAISAL DATE:                      December 4, 2005
--------------------------------------------------------------------------------
(1)   Occupancy is based on beds.

-----------------------------------------------------------------------------------------------------------------------
                                               PROPERTY INFORMATION

                                                                      AVERAGE RENT PER UNIT/      MARKET RENT PER UNIT/
                              # OF                                         PER BEDROOM/               PER BEDROOM/
      UNIT TYPE          UNITS/BEDROOMS     SQUARE FEET PER UNIT        PER SF (PER MONTH)         PER SF (PER MONTH)
-----------------------------------------------------------------------------------------------------------------------

  1 Bedroom, 1 Bath           30/30                  478                 $  829/$829/$1.73          $  885/$885/$1.85
  2 Bedroom, 2 Bath          90/180                  761                 $1,197/$599/$1.57          $1,200/$600/$1.58
  3 Bedroom, 3 Bath          48/144                  989                 $1,645/$548/$1.66          $1,665/$555/$1.68
  4 Bedroom, 2 Bath          36/144                1,116                 $1,907/$477/$1.71          $1,940/$485/$1.74
  4 Bedroom, 4 Bath         108/432                1,312                 $2,022/$506/$1.53          $2,040/$510/$1.54
                            -------                -----                 -----------------          -----------------
TOTAL/WEIGHTED AVERAGE      312/930                1,004                 $1,598/$567/$1.59          $1,617/$543/$1.61
-----------------------------------------------------------------------------------------------------------------------

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                       63

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1

--------------------------------------------------------------------------------
                                                            BALANCE: $29,914,000
                              COLLATERAL TERM SHEET         DSCR:    1.95x
                                 PEGASUS -- GMH             LTV:     60.49%
--------------------------------------------------------------------------------

THE PEGASUS -- GMH LOAN

THE LOAN. The Pegasus -- GMH Loan is secured by a first mortgage on a Class "A"
312 unit/930 bedrooms student housing multifamily property located in Orlando,
Florida, less than one mile south of the University of Central Florida.

THE BORROWER. The borrower is a single purpose entity whose managing member has a springing member who qualifies as an independent manager. Sponsors of the borrower are GMH Communities Trust, Gary M. Holloway, Vornado Realty Trust and
College Park Investments, LLC.

GMH Communities Trust was formed in May 2004 to continue and expand upon the student and military housing businesses of its predecessor entities and other affiliated entities, collectively referred to as GMH Associates. Founded by Gary
M. Halloway, Sr. in 1985, GMH Associates principal business is the acquisition, development and management of commercial and residential real estate with a focus on student housing. GMH Communities Trust completed its initial public offering in November 2004 and sold an aggregate of 30,350,989 common shares at an initial public offering price of $12 per share.

According to GMH Communities Trust Prospectus dated September 28, 2005 subsequent offering, GMH Communities Trust reported they own or have ownership interest in 52 student housing properties, containing a total of 9,657 units with 31,371 beds with the overall average property occupancy as of September 30,
2005 reported to be 97%. GMH manages all of the student housing properties it owns and manages or provides consulting services for 18 student housing properties (4,225 units/12,085 beds) owned by others. Additionally, GMH
Communities Trust has an ownership interest in and operates seven military housing privatization projects and has an additional project under exclusive negotiation, comprising an aggregate of 16,744 housing units on 19 military bases. As of June 30, 2005, the debt-to-assets ratio was reported to be approximately 62.8%

Vornado Realty Trust is a fully integrated real estate investment trust and one of the largest owners and managers of real estate in the United States with a portfolio of approximately 53 million square feet in its major platforms, primarily located in the New York and Washington, D.C. metro areas. It is reported to be the eighth largest real estate investment trust on the S&P 500
Index and as of December 7, 2005 Vornado Realty Trust's total market capitalization was reported to be approximately $23 billion.

THE PROPERTY. The property is Class "A" 312 unit/930 bedroom, gated student housing multifamily property. The property was built in 1999 and consists of 21 three-story residential buildings and a single-story building containing the leasing office and the clubhouse. The property assessment report noted that there are eight distinct building types containing various unit configurations.
The property is located in Orlando, Florida, less than one mile from the
University of Central Florida. Situated on approximately 22 acres, amenities include a swimming pool and spa, a 24-hour clubhouse consisting of a computer lab, fitness center and tanning bed, study lab and game lounge which includes a billiards table, table shuffle board, table tennis and vending machines. The
University of Central Florida has a shuttle bus service with a stop at the property which provides transportation to and from campus. GMH Communities Trust reports that they are currently requiring 12-month leases with parental guarantees unless the tenant's income and credit does not warrant the guarantee.

The appraiser reported the University of Central Florida has experienced a 34%
increase in total enrollment from 33,453 (Fall 2000) to 44,931(Fall 2005) and that continued growth is projected. The main campus enrollment is projected to increase from 39,360 (Fall of 2005) to 51,541 (Fall of 2015). University housing totals 8,514 beds and consists of 4,758 beds on-campus and 3,756 beds housed in two properties that are located within one mile of the campus. The appraiser reported that the University housing occupancy was 99% as of Fall of 2005 and that both the on and off campus occupancy is projected to remain stable as the
University intends to build additional housing in order to meet the needs of enrollment growth. The projection for new housing is 1,000 beds in 2006, 500 beds in 2007 and 400 beds before Fall of 2010. The University of Central Florida is one of ten state universities in the State University System of Florida and one of the major employers in the area with 1,186 full-time faculty members and a student to faculty ratio of 18.7 to 1. The University of Central Florida has seven undergraduate schools offering 92 baccalaureate degrees, seven graduate schools offering 94 masters degrees, 24 doctoral degrees and three specialist programs.

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                       64

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1

--------------------------------------------------------------------------------
                                                            BALANCE: $29,914,000
                              COLLATERAL TERM SHEET         DSCR:    1.95x
                                 PEGASUS -- GMH             LTV:     60.49%
--------------------------------------------------------------------------------

The property consists of 22 buildings, 21 three-story garden style apartment buildings with 9' ceiling heights, containing one, two, three and four-bedroom units and a one-story clubhouse. The units are fully furnished units, rented by the bedroom as student housing. Each unit's appliance package includes a refrigerator with icemaker, garbage disposal, dishwasher, microwave oven and a full size washer and dryer. Additionally each unit provides ceiling fans, a monitored alarm system, and private patio. The common area furnishings include sofa and chair, coffee table and end table, dinette set, entertainment stand with television, double bed, nightstand, dresser and desk with chair The property assessment report noted that parking at the property included 905 surface parking spaces and 19 disabled-accessible spaces. In addition to the 924 surface spaces, there are 230 detached single car open carports. Monthly rent at the property includes cable, utilities and internet service.

THE MARKET. The property is located in the Orlando metropolitan statistical area in Orange County. The appraiser reported that the Orlando metropolitan statistical area has been one of the fastest growing areas in the nation with population increases of 52.2% from 1980 to 1990, 34.2% from 1990 to 2000, 12.6%
from 2000 to 2004 and a projected increase of 14.1% from 2004 to 2009 to
2,112,049. The upward trend in the Orlando metropolitan statistical area's population growth has been spurred by a substantial amount of economic development activity both underway and planned and the appraiser reported that the population growth is anticipated to continue in the foreseeable future.

The immediate neighborhood has developed rapidly and has experienced new apartment development over the past five years along with office and retail development. The majority of the apartment construction caters to the growing student population base with most of the newly constructed apartments leased by the bedroom with furniture and utilities included, providing alternatives to on campus dormitories. The appraiser did note however that there are no additional student oriented apartments currently under construction and that there has been significant resistance to this development by neighboring properties.
Furthermore, Orange County has enacted strict new guidelines on new student apartment development.

The Orlando metropolitan statistical area apartment market contains an overall inventory of 598 apartment complexes containing 151,496 units at a reported overall occupancy of 95.1% as of March 2005, which increased slightly from the
September 2004 level of 94.8%. The submarket is the East Orange/UCF submarket and includes most of east Orlando and is the largest submarket in Orlando. The submarket contains 119 apartment complexes with 30,712 units. The appraiser reported the submarket's current occupancy was 94.6% up from 92.8% in September
2003. Competitive properties within the submarket had a reported occupancy of
98.5%.

The appraiser's concluded market rental rates by unit for 1 bedroom/1 bath units, 2 bedroom/2 bath units, 3 bedroom/3 bath units, 4 bedroom/2 bath units and 4 bedroom/4 bath units was $885, $1,200, $1,665, $1,940, and $2,040 per month, respectively. As of December 16, 2005, the occupancy at Pegasus -- GMH was 98.7% with average in place per unit rents for 1 bedroom/1 bath, 2 bedroom/2 bath, 3 bedroom/3 bath, 4 bedroom/2 bath and 4 bedroom/4 bath at $829, $1,197,
$1,645, $1,907 and $2,022, respectively per month.

PROPERTY MANAGEMENT. The property is managed by College Park Management, LLC, an affiliate of the borrower.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not permitted.

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                       65

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1

--------------------------------------------------------------------------------
                                                            BALANCE: $29,914,000
                              COLLATERAL TERM SHEET         DSCR:    1.95x
                                 PEGASUS -- GMH             LTV:     60.49%
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                       66

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                       67

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1

--------------------------------------------------------------------------------
                                                            BALANCE: $29,120,000
                              COLLATERAL TERM SHEET         DSCR:    1.23x
                           ATLANTA MALL AREA PORTFOLIO      LTV:     79.35%
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                       68

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1

--------------------------------------------------------------------------------
                                                            BALANCE: $29,120,000
                              COLLATERAL TERM SHEET         DSCR:    1.23x
                           ATLANTA MALL AREA PORTFOLIO      LTV:     79.35%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                         GECC

LOAN PURPOSE:                        Acquisition

ORIGINAL PRINCIPAL BALANCE           $29,120,000

CUT-OFF PRINCIPAL BALANCE            $29,120,000

% BY INITIAL UPB:                    1.77%

INTEREST RATE:                       5.590%

PAYMENT DATE:                        1st of each month

FIRST PAYMENT DATE:                  March 1, 2006

MATURITY DATE:                       February 1, 2016

AMORTIZATION:                        Interest only through and including the
                                     payment date occurring February 1, 2011.
                                     Thereafter amortization is based on a
                                     30-year schedule.

CALL PROTECTION:                     Lockout for 24 months from securitization
                                     closing date, then defeasance is permitted.
                                     On and after December 1, 2015 prepayment
                                     can be made without premium. Individual
                                     buildings can be released via defeasance,
                                     see "Release Provisions" below.

SPONSOR:                             Stephen P. Hayman, Alan J. Hayman

BORROWER:                            Seven Mall Shops Atlanta Associates LLC

LOCKBOX:                             None

INITIAL RESERVES:                    None

MONTHLY RESERVES:                    Tax(1):                Springing

                                     Insurance(1):          Springing

                                     TI/LC(2)(4):           $5,810

                                     Replacement(3)(4):     $2,015
--------------------------------------------------------------------------------

(1)   Suspended so long as borrower provides evidence of payment and no event of default exists.

(2)   Capped at $209,160 provided no event of default exists.

(3)   Capped at $72,540 provided no event of default exists.

(4)   Borrower has the right to deliver a letter of credit in the amount of
      $281,700 in lieu of making monthly TI/LC and replacement reserves. In the event the letter of credit is delivered, funds held in the rollover and replacement escrow account are required to be returned to borrower.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE PSF:            $184

BALLOON BALANCE PSF:                 $171

LTV:                                 79.35%

BALLOON LTV:                         73.80%

DSCR(1):                             1.23x/1.49x
--------------------------------------------------------------------------------

(1)   DSCR shown on a 30-year amortization schedule and during interest only period, respectively.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:              Portfolio

PROPERTY TYPE:                       Retail

COLLATERAL:                          Fee Simple interest in two crossed retail
                                     centers containing seven buildings.

LOCATION:                            Lithonia and Buford, GA

YEAR BUILT/RENOVATED:                Lithonia -- 2004/NAP
                                     Buford -- 2000/NAP

TOTAL AREA:                          158,297 square feet

PROPERTY MANAGEMENT:                 The Hayman Company

OCCUPANCY (AS OF 10/01/2005):        98.4%

UNDERWRITTEN NET CASH FLOW:          $2,455,372

APPRAISED VALUE:                     $36,700,000

APPRAISAL DATE:                      November 21, 2005
--------------------------------------------------------------------------------

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                       69

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1

--------------------------------------------------------------------------------
                                                            BALANCE: $29,120,000
                              COLLATERAL TERM SHEET         DSCR:    1.23x
                           ATLANTA MALL AREA PORTFOLIO      LTV:     79.35%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              MAJOR RETAIL TENANTS

                                                         LEASE
        TENANT           NRSF    % NRSF    RENT PSF    EXPIRATION     SALES PSF
--------------------------------------------------------------------------------
hhgregg                 30,400     19.2%   $  11.00    03/31/2018       $429
Destination Home        26,000     16.4%   $  18.22    01/31/2015        NAP
Georgia Backyard        24,978     15.8%   $  18.00    04/30/2020        NAP
Barnacles Seafood       12,954      8.2%   $  19.95    11/30/2020        NAP
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                        LEASE ROLLOVER SCHEDULE(1)

 YEAR OF     # OF LEASES   EXPIRING     % OF      CUMULATIVE     CUMULATIVE      BASE RENT     % OF BASE
EXPIRATION    EXPIRING        SF      TOTAL SF     TOTAL SF     % OF TOTAL SF    EXPIRING     RENT ROLLING
----------------------------------------------------------------------------------------------------------

   2007           3          10,125      6.4%       10,125          6.4%        $  237,522        8.6%
   2008          --              --       --        10,125          6.4%                --         --
   2009           2           7,120      4.5        17,245         10.9%           151,360        5.5
   2010           4           7,920      5.0        25,165         15.9%           191,156        6.9
   2011          --              --       --        25,165         15.9%                --         --
   2012           1          10,300      6.5        35,465         22.4%           171,687        6.2
   2013          --              --       --        35,465         22.4%                --         --
   2014           1          12,000      7.6        47,465         30.0%           228,000        8.2
   2015           2          35,000     22.1        82,465         52.1%           626,720       22.6
   2016          --              --       --        82,465         52.1%                --         --
   2017          --              --       --        82,465         52.1%                --         --
   2018           2          35,400     22.4       117,865         74.5%           454,404       16.4
   2019          --              --       --       117,865         74.5%                --         --
   2020           2          37,932     24.0       155,797         98.4%           708,048       25.6
  Vacant         --           2,500      1.6       158,297        100.0%                --         --
                 --         -------    -----                                    ----------      -----
  TOTAL:         17         158,297    100.0%                                   $2,768,897      100.0%
----------------------------------------------------------------------------------------------------------

(1)   Information obtained from underwritten rent roll.

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                       70

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1

--------------------------------------------------------------------------------
                                                            BALANCE: $29,120,000
                              COLLATERAL TERM SHEET         DSCR:    1.23x
                           ATLANTA MALL AREA PORTFOLIO      LTV:     79.35%
--------------------------------------------------------------------------------

THE ATLANTA MALL AREA PORTFOLIO LOAN

THE LOAN. The Atlanta Mall Area Portfolio Loan is secured by a first mortgage on two crossed retail properties, Stonecrest Shopping Center and Destination Home &
Georgia Backyard, comprising of 158,297 square feet in seven buildings in
Lithonia and Buford, GA, respectively. Both properties are situated on ring roads surrounding super-regional malls.

THE BORROWER. The borrower is a single purpose entity whose managing member has an independent director. The sponsors of the borrower are Stephen P. Hayman and
Alan J. Hayman, brothers and majority owners of The Hayman Company which owns interests in over 1.5 million square feet of office and retail properties and over 2,700 apartment units.

Founded in 1965, The Hayman Company is one of the nation's largest privately owned real estate companies. The Hayman Company owns and manages apartment, office, retail and hotel properties throughout the United States.

THE PROPERTIES. The Atlanta Mall Area Portfolio Loan is secured by two crossed retail properties comprising of 158,297 square feet in seven buildings. The first property, Stonecrest Shopping Center, located in Lithonia, GA, is comprised of 107,319 square feet (68% of gross leasable area) in five buildings.
The second property, Destination Home & Georgia Backyard, located in Buford, GA, is comprised of 50,978 square feet (32% gross leasable area) in two buildings.

SIGNIFICANT TENANTS. There are 17 tenants making up the 98.4% occupancy of the portfolio. The four largest tenants are described below.

      HHGREGG occupies 30,400 square feet (19.2% of the portfolio net rentable square feet area and 12.1% of the portfolio net rentable income) at a rent of $11.00 per square foot and a lease expiration of March 31, 2018. Gregg
      Appliances is a leading specialty retailer of premium video products, including digital televisions and home theatre systems. Gregg Appliances operates under the hhgregg and Fine Lines brands in 67 retail stores in eight states. Through the company's third quarter which ended December 31,
      2005, sales were $679 million versus $598 million over the same period the previous year.

      DESTINATION HOME occupies 26,000 square feet (16.4% of the portfolio net rentable square feet area and 17.1% of the portfolio net rentable income)
      at a rent of $18.22 per square foot and a lease expiration of January 31,
      2015. Destination Home is a home furnishings store which selections include Tommy Bahama, Bob Timberlake, Liz Claiborne Home, Nautica, and
      Palmer Home. Destination Home provides its clients a complimentary personal portfolio, an extensive reference area, room planning software, a children's area and a cafeteria.

      GEORGIA BACKYARD occupies 24,978 square feet (15.8% of the portfolio net rentable square feet area and 16.2% of the portfolio net rentable income)
      at a rent of $18.00 per square foot and a lease expiration of April 30,
      2020. Georgia Backyard is one of the premier casual furniture retailers in
      Atlanta. Georgia Backyard has won many accolades including the Apollo
      Award as "America's #1 Casual Furniture Retailer". Georgia Backyard has
      four large showrooms, a corporate office, and a central distribution center in the Atlanta area.

      BARNACLES SEAFOOD occupies 12,954 square feet (8.2% of the portfolio net rentable square feet area and 9.3% of the portfolio net rentable income)
      at a rent of $19.95 per square foot and a lease expiration of November 30,
      2020. Barnacles Seafood is a seafood restaurant with five locations in
      Georgia and Florida.

STONECREST SHOPPING CENTER.

PROPERTY INFORMATION. Stonecrest Shopping Center consists of five retail buildings containing 107,319 square feet. The property is located just south of
Interstate 20, on the perimeter of The Mall at Stonecrest, a 1.3 million square foot super-regional mall anchored by Macy's, Sears, JC Penney's, Dillard's and
Parisian.

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                       71

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1

--------------------------------------------------------------------------------
                                                            BALANCE: $29,120,000
                              COLLATERAL TERM SHEET         DSCR:    1.23x
                           ATLANTA MALL AREA PORTFOLIO      LTV:     79.35%
--------------------------------------------------------------------------------

Stonecrest Shopping Center has 15 tenants and is 97.7% occupied. A table of the four largest tenants is provided below:

-----------------------------------------------------------------------------------------------
                                  STONECREST SHOPPING CENTER

                                 % NRSF OF STONECREST                   LEASE          LEASE
     TENANT              NRSF      SHOPPING CENTER       RENT PSF    COMMENCEMENT    EXPIRATION
-----------------------------------------------------------------------------------------------

hhgregg                 30,400          28.3%            $  11.00     04/02/2003     03/31/2018
Barnacles Seafood       12,954          12.1%            $  19.95     07/01/2005     11/30/2020
Bassett Furniture       12,000          11.2%            $  19.00     03/17/2004     03/31/2014
Davids Bridal           10,300           9.6%            $  16.67     12/06/2002     12/31/2012
-----------------------------------------------------------------------------------------------

MARKET. Stonecrest Shopping Center is located in Lithonia, Georgia. According to the appraisal, the 2005 population was 18,323 and reported average household income was $58,244, within a 3-mile radius of the Stonecrest Shopping Center.

The appraiser reported overall vacancy in the Atlanta retail market as 7.6%, with an effective rent of $15.05. For the Lithonia/Stone Mountain submarket, in which the subject is located, vacancy is at 5.7% with an average rent of $12.68 for non-anchored tenants.

The appraiser reported occupancy rates for comparable properties as 85% to 100%, with a weighted average of 92.7%, compared to Stonecrest Shopping Center at
97.7%. Rent comparables ranged from $20 to $26, compared to Stonecrest Shopping
Center which ranged from $11 to $30.

DESTINATION HOME & GEORGIA BACKYARD

PROPERTY INFORMATION. Destination Home & Georgia Backyard consists of 2 retail buildings containing 50,978 square feet. The property is located just north of
Interstate 85, along the south side of Mall of Georgia Boulevard. The property sits along the ring road of the Mall of Georgia, a super-regional mall with approximately 2 million square feet and anchored by Dillard's, JCPenney,
Nordstrom, and Macy's.

Destination Home & Georgia Backyard has 2 tenants and is 100% occupied. A table of these tenants is provided below:

---------------------------------------------------------------------------------------------------
                                      SIGNIFICANT TENANTS (1)

                                   % NRSF OF DESTINATION                    LEASE          LEASE
     TENANT               NRSF    HOME & GEORGIA BACKYARD    RENT PSF    COMMENCEMENT    EXPIRATION
---------------------------------------------------------------------------------------------------

Destination Home         26,000            51.0%              $18.22      01/01/2000     01/31/2015
Georgia Backyard         24,978            49.0%              $18.00      04/01/2000     04/30/2020
---------------------------------------------------------------------------------------------------

MARKET. Destination Home & Georgia Backyard is located in Buford, Georgia.
According to the appraisal, the 2005 population was 32,078 and reported average household income was $91,474, within a 3-mile radius of the Destination Home &
Georgia Backyard.

The appraiser reported overall vacancy in the Atlanta retail market as 7.6%, with an effective rent of $15.05. For the Kennesaw/Northwest Cobb submarket, in which the subject is located, vacancy is at 8.8% with an average rent of $16.42 for non-anchored tenants.

The appraiser reported occupancy rates for comparable properties as 93% to 100%, with a weighted average of 97.4%, compared to Destination Home & Georgia
Backyard at 100%. Rent comparables ranged from $20 to $33, compared to
Destination Home & Georgia Backyard which ranged from $18.00 to $18.22.

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                       72

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1

--------------------------------------------------------------------------------
                                                            BALANCE: $29,120,000
                              COLLATERAL TERM SHEET         DSCR:    1.23x
                           ATLANTA MALL AREA PORTFOLIO      LTV:     79.35%
--------------------------------------------------------------------------------

THE PROPERTY MANAGEMENT. The property is managed by The Hayman Group, an affiliate of the sponsor.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not permitted.

RELEASE PROVISIONS. After the lockout period, partial release of collateral will be allowed in connection with sale to third party provided borrower defeases
125% of the property's allocated loan amount and the debt service coverage ratio of the remaining property must be at least 1.20x, assuming a 6.80% minimum constant, and loan-to-value ratio will be no more than 80%.

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                       73

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1

--------------------------------------------------------------------------------
                                                            BALANCE: $29,120,000
                              COLLATERAL TERM SHEET         DSCR:    1.23x
                           ATLANTA MALL AREA PORTFOLIO      LTV:     79.35%
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.

                                       74

                          $1,516,408,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1

              IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS
                             FREE WRITING PROSPECTUS

This free writing prospectus does not contain all information that is required to be included in a prospectus required to be filed as part of a registration statement. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

The information in this free writing prospectus, if conveyed prior to the time of your contractual commitment to purchase any of the Certificates, supersedes any conflicting information contained in any prior similar materials relating to the Certificates. The information in this free writing prospectus may be amended or supplemented. This free writing prospectus is being delivered to you solely to provide you with information about the offering of the Certificates referred to in this free writing prospectus and to solicit an offer to purchase the
Certificates, when, as and if issued. Any such offer to purchase made by you will not constitute a contractual commitment by you to purchase or give rise to an obligation by the underwriters to sell any of the Certificates, until the underwriters have accepted your offer to purchase Certificates; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

You are advised that the terms of the Certificates, and the characteristics of the mortgage loan pool backing them, may change (due, among other things, to the possibility that mortgage loans that comprise the pool may become delinquent or defaulted or may be removed or replaced and that similar or different mortgage loans may be added to the pool, and that one or more classes of Certificates may be split, combined or eliminated), at any time prior to the time sales to purchasers of the Certificates will first be made. You are advised that
Certificates may not be issued that have the characteristics described in these materials. The underwriter's obligation to sell such Certificates to you is conditioned on the mortgage loans and Certificates having the characteristics described in these materials. If a material change does occur with respect to such Certificates, our contract will terminate, by its terms, without any further obligation or liability between us (an "Automatic Termination"). If an
Automatic Termination does occur, the underwriter will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the Certificates which you have committed to purchase, and none of the issuer nor any underwriter will be liable for any costs or damages whatsoever arising from or related to such non-delivery.

This free writing prospectus was prepared on the basis of certain assumptions
(including, in certain cases, assumptions specified by the recipient hereof)
regarding the pool assets and structure, including payments, interest rates, weighted average lives and weighted average loan age, loss, spreads, market availability and other matters. The actual amount, rate or timing of payments on any of the underlying assets may be different, and sometimes materially different than anticipated, and therefore the pricing, payment or yield information regarding the Certificates may be different from the information provided herein. There can be no assurance that actual pricing will be completed at the indicated value(s). In addition, pricing of the Certificates may vary significantly from the information contained in this free writing prospectus as a result of various factors, including, without limitation, prevailing credit spreads, market positioning, financing costs, hedging costs and risk and use of capital and profit. The pricing estimates contained herein may vary during the course of any particular day and from day to day. You should consult with your own accounting or other advisors as to the adequacy of the information in this free writing prospectus for your purposes.

                        ---------------------------------

                             IRS CIRCULAR 230 NOTICE

THIS FREE WRITING PROSPECTUS IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT
BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES.
THIS FREE WRITING PROSPECTUS IS WRITTEN AND PROVIDED BY THE UNDERWRITERS IN
CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS
ADDRESSED HEREIN. INVESTORS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR
CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

                        ---------------------------------

The Depositor has filed a registration statement (including a prospectus) (SEC
File no. 333-125248) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the Depositor or any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address:
dg.prospectus_distribution@bofasecurites.com.